UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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Hilltop Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2023 ANNUAL MEETING AND PROXY STATEMENT

WHEN	WHERE	RECORD DATE
Thursday, July 20, 2023, at 10:00 a.m., Dallas, Texas local time	Vitrual meeting via live webcast, accessible at: www.virtualshareholdermeeting.com/HTH2023	Stockholders of record at the close of business on April 25, 2023

ITEMS OF BUSINESS

	PROPOSAL	BOARD’S RECOMMENDATION	SEE PAGE
1	Elect seventeen directors to serve on our Board of Directors until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;	“FOR each”	2
2	Conduct a non-binding advisory vote to approve executive compensation;	“FOR”	82
3	Conduct a non-binding advisory vote on the frequency of stockholder advisory votes on executive compensation;	“1 YEAR”	83
4	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023; and	“FOR”	84
5	Transact any other business that may properly come before the meeting and any adjournments or postponements of the meeting.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing access to our proxy materials, including this proxy statement and our annual report for the year ended December 31, 2022, over the Internet. As a result, we are providing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access those proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All stockholders who are not sent a notice will be sent a paper copy of our proxy materials by mail. This electronic distribution process reduces the environmental impact and lowers the costs of printing and distributing our proxy materials.

Your vote is very important. Please read the Proxy Statement and voting instructions on the enclosed proxy card. Then, whether or not you plan to attend the Annual Meeting virtually, and no matter how many shares you own, please vote by Internet, telephone or by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope, which requires no additional postage if mailed in the United States. Please see “Additional Information – How can I virtually attend the Annual Meeting?” for information on how to obtain directions to be able to attend the meeting and vote virtually.

By Order of the Board of Directors, Corey G. Prestidge Executive Vice President, General Counsel & Secretary April 28, 2023 Dallas, Texas

THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD, AS APPLICABLE, THE NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS AND THE ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022 WILL BE PROVIDED TO STOCKHOLDERS OF RECORD ON OR ABOUT MAY 24, 2023.

This Proxy Statement includes forward-looking statements. These statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent reports filed with the SEC.

GENERAL INFORMATION

The Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying proxy card, as applicable, the Notice of 2023 Annual Meeting of Stockholders and the Annual Report for the year ended December 31, 2022 will be provided to stockholders of record on or about May 24, 2023.

The Board of Directors recommends that you vote your shares:

●	FOR each of our director candidates;
●	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
●	Every 1 YEAR, on a non-binding advisory basis, for the frequency of stockholder advisory votes on executive compensation; and
●	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

Unless the context otherwise indicates, all references in this Proxy Statement to the “Company,” “we,” “us,” “our” or “ours” or similar words are to Hilltop Holdings Inc. and its direct and indirect wholly owned subsidiaries, references to “Hilltop” refer solely to Hilltop Holdings Inc., references to “PlainsCapital” refer to PlainsCapital Corporation (a wholly owned subsidiary of Hilltop), references to “Securities Holdings” refer to Hilltop Securities Holdings LLC (a wholly owned subsidiary of Hilltop), references to “Hilltop Securities” refer to Hilltop Securities Inc. (a wholly owned subsidiary of Securities Holdings), references to the “Bank” refer to PlainsCapital Bank (a wholly owned subsidiary of PlainsCapital), references to “First Southwest” refer to First Southwest Holdings, LLC (a wholly owned subsidiary of Securities Holdings) and its subsidiaries as a whole, and references to “PrimeLending” refer to PrimeLending, a PlainsCapital Company (a wholly owned subsidiary of the Bank) and its subsidiaries as a whole.

HILLTOP HOLDINGS 2023 Proxy Statement	1

PROPOSAL ONE —

ELECTION OF DIRECTORS

General

At the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the director candidates named under “— Nominees for Election as Directors” below.

Our Board of Directors oversees our management on your behalf. The Board of Directors reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as the approval of business combination transactions, the authorization of dividends, the selection of the Chief Executive Officer, setting the scope of executives’ authority to manage our day-to-day operations and the evaluation of executives’ performance.

Our Board of Directors is not classified; thus, all of our directors are elected annually. The Nominating and Corporate Governance Committee has recommended, and our Board of Directors has nominated, for re-election seventeen persons currently serving as directors whose terms are expiring at the Annual Meeting.

Our Board of Directors has also evaluated the service of Mr. Sherman in light of thresholds of certain major institutional investors and proxy advisory firms according to their respective voting policies and has determined that Mr. Sherman devotes the requisite time and effort in his board and committee responsibilities. Accordingly, we do not believe that he is over-boarded given there was no change in his duties as a result of Tectonic Financial Inc.’s preferred stock (as opposed to common stock) being quoted on the Nasdaq Global Market. We believe Mr. Sherman brings considerable and unique expertise to our Board of Directors as outlined below in “Director Qualifications for Service” and should be re-elected at the 2023 Annual Meeting.

If elected, each of the persons nominated as a director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. Biographical information on each of our nominees is given below.

Nominees for Election as Directors

=
Rhodes R. Bobbitt	Independent Director since November 2005
AGE: 77 COMMITTEES ● Investment (Chairman) ● Compensation ● Merger and Acquisition

CAREER HIGHLIGHTS

CREDIT SUISSE FIRST BOSTON/DONALDSON LUFKIN & JENRETTE

●
Managing Director & Regional Office Manager of the Private Client Service Group (1987-2004)

GOLDMAN SACHS & COMPANY

●
Vice President of Security Sales, Dallas office (1969-1987)

OTHER EXPERIENCE

●
Director of First Acceptance Corporation
●
Mr. Bobbitt is currently retired

SKILLS AND QUALIFICATIONS

●
Mr. Bobbitt has an extensive investment background, which is particularly important given the investment portfolios at our subsidiaries

2	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

Tracy A. Bolt	Independent Director since November 2012
AGE: 59 COMMITTEES ● Audit (Chairman) ● Risk ● Merger and Acquisition

CAREER HIGHLIGHTS

INDEPENDENT ADVISOR

●
Has served as an advisor since 2014 to numerous management teams, public and private company boards, not for profit organizations and trusts

HARTMAN LEITO & BOLT, LLP

●
Founder, Partner and a member of the firm’s leadership committee focusing on accounting and consulting (1994-2014)

OTHER EXPERIENCE

●
Fomer Director of PlainsCapital

SKILLS AND QUALIFICATIONS

●
Mr. Bolt is a certified public accountant
●
Mr. Bolt has significant experience concerning accounting and risk matters that is essential to our Audit Committee’s, Risk Committee’s and Board of Directors’ oversight responsibilities

J. Taylor Crandall	Independent Director since April 2015
AGE: 69 COMMITTEES ● Merger and Acquisition (Chairman) ● Nominating and Corporate Governance

CAREER HIGHLIGHTS

OAK HILL CAPITAL MANAGEMENT, LLC

●
Currently serves as Chairman Emeritus of Oak Hill Capital Management, a New York-based private equity firm
●
Founding Managing Partner and has served with the firm since 1986

KEYSTONE, INC.

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Chief Operating Officer for the primary investment vehicle for Robert M. Bass

FIRST NATIONAL BANK OF BOSTON

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Vice President

OTHER EXPERIENCE

●
Director of Intermedia.net, Inc., Wave Division Holdings, LLC, Omada International, Pulsant Limited, Berlin Packaging LLC and Powdr Foundation
●
Secretary-Treasurer of the Anne T. and Robert M. Bass Foundation
●
Trustee of the Lucile Packard Foundation for Children’s Health
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Board trustee of The Park City Foundation and the U.S. Ski and Snowboard Team Foundation

SKILLS AND QUALIFICATIONS

●
Mr. Crandall has significant experience in finance and management and board governance, including his experience serving on the boards of directors of public and private companies

HILLTOP HOLDINGS 2023 Proxy Statement	3

PROPOSAL ONE — ELECTION OF DIRECTORS

Hill A. Feinberg	Director since November 2012
AGE: 76	CAREER HIGHLIGHTS HILLTOP SECURITIES ● Has served as Chairman Emeritus since 2019 ● Chairman and Chief Executive Office (1991-2019) BEAR STERNS & CO ● Senior managing director

OTHER EXPERIENCE

●
Fomer Director of PlainsCapital, Compass Bancshares, Inc. and Texas Regional Bancshares, Inc.
●
Former Advisory Director of Hall Phoenix Energy, LLC
●
Former Non-Executive Chairman and Director of General Cryogenics, Inc.
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Past Chairman of the Municipal Securities Rulemaking Board
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Mr. Feinberg was a member of the board of directors of Energy XXI (Bermuda) Limited, a public company that filed bankruptcy in 2016

SKILLS AND QUALIFICATIONS

●
Mr. Feinberg has extensive knowledge and experience concerning the broker-dealer segment and the industry in which it operates through his extended period of service to First Southwest and Hilltop Securities

Gerald J. Ford	Chairman of the Board since June 2005
AGE: 78 COMMITTEES ● Executive

CAREER HIGHLIGHTS

BANKING AND FINANCIAL INSTITUTIONS ENTREPRENEUR

●
Involved in numerous mergers and acquisitions of private and public sector financial institutions, primarily in the Southwestern United States, for more than 45 years
●
Acquired and consolidated 30 commercial banks from 1975 to 1993, forming First United Bank Group, Inc., a multi-bank holding company for which he functioned as Chairman of the Board and Chief Executive Officer until its sale in 1994
●
During this period, he also led investment consortiums that acquired numerous financial institutions, forming in succession, First Gibraltar Bank, FSB, First Madison Bank, FSB and First Nationwide Bank

GOLDEN STATE BANCORP INC.

●
Chief Executive Officer

OTHER EXPERIENCE

●
Director of Mechanics Bank
●
Former Chairman and Director of Freeport McMoRan Copper and Gold Inc. and Pacific Capital Bancorp, Golden State Bancorp Inc. and a former Director of Light & Wonder, Inc. (f/k/a Scientific Games Corporation), First Acceptance Corporation, SWS Group, Inc. and McMoRan Exploration Co.

SKILLS AND QUALIFICATIONS

●
Mr. Gerald J. Ford has extensive banking industry experience and educational background provide him with significant knowledge in dealing with financial and regulatory matters, making him a valuable member of our Board of Directors
●
In addition, his previous service experience on the boards of directors and audit and corporate governance committees of a variety of public companies gives him a deep understanding of the role of the Board of Directors

4	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

Jeremy B. Ford	Director since March 2010
AGE: 48 COMMITTEES ● Executive (Chairman)	CAREER HIGHLIGHTS HILLTOP HOLDINGS INC. ● Currently serves as President and Chief Executive Officer FORD FINANCIAL FUND, L.P. ● Principal (2008-2010) DIAMOND A-FORD CORPORATION ● Vice President (2004-2008)

OTHER EXPERIENCE

●
Chairman and Director of First Acceptance Corporation

SKILLS AND QUALIFICATIONS

●
Mr. Jeremy B. Ford has worked in the financial services industry for over 24 years, primarily focused on operating and acquiring depository institutions and financial services companies
●
Mr. Jeremy B. Ford has extensive executive officer experience and knowledge of our operations
●
Additionally, he has been actively involved in numerous acquisitions, including those consummated by Hilltop

J. Markham Green	Independent Director since February 2004
AGE: 79 COMMITTEES ● Audit ● Risk ● Investment

CAREER HIGHLIGHTS

PRIVATE INVESTOR

●
Private investor since 2003

JP MORGAN CHASE

●
Vice Chairman of the Financial Institutions and Governments Group in investment banking (2001-2003)

GOLDMAN, SACHS & CO

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Various capacities, including general partner and co-head of the Financial Services Industry Group (1973-1992)

OTHER EXPERIENCE

●
Former Director of MENTOR/The National Mentoring Partnership
●
Former Chairman and Director of POwerOne Media LLC

SKILLS AND QUALIFICATIONS

●
Mr. Green has an extensive background in financial services, as well as board service
●
His investment banking background also provides our Board of Directors with expertise surrounding acquisitions and investments

HILLTOP HOLDINGS 2023 Proxy Statement	5

PROPOSAL ONE — ELECTION OF DIRECTORS

Charlotte Jones	Independent Director since November 2012
AGE: 56 COMMITTEES ● Merger and Acquisition ● Nominating and Corporate Governance

CAREER HIGHLIGHTS

DALLAS COWBOYS FOOTBALL CLUB

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Currently serves as Executive Vice President and Chief Brand Officer of the Dallas Cowboys, a National Football League football team
●
Has worked in various leadership capacities since 1989

OTHER EXPERIENCE

●
Fomer Director of PlainsCapital
●
Recognized as one of the most powerful women in sports, Ms. Jones has served as Chairman of the NFL Foundation, and serves on the NFL Conduct Committee, NFL Health and Safety Committee and the NFL Legalized Sports Betting Committee
●
Chairman of the National Medal of Honor Museum Foundation
●
Ms. Jones served as the first female Chairman of The Salvation Army’s National Advisory Board.Involved with a number of charitable organizations, including The Boys and Girls Clubs of America, The Rise School, the Southwest Medical Foundation, the Dallas Symphony, The Dallas Center for Performing Arts Foundation, the Shelton School, TACA, and Make-a-Wish North Texas Foundation

SKILLS AND QUALIFICATIONS

●
Ms. Jones has significant managerial and executive officer experience with large entrepreneurial businesses and brand management

Lee Lewis	Director since November 2012
AGE: 71 COMMITTEES ● Merger and Acquisition ● Nominating and Corporate Governance	CAREER HIGHLIGHTS LEE LEWIS CONSTRUCTION, INC. ● Founder and Chief Executive Officer (1976-present) of Lee Lewis Construction, a construction firm based in Lubbock, Texas

OTHER EXPERIENCE

●
Fomer Director of PlainsCapital
●
Member of the American General Contractors Association, West Texas Chapter, Chancellors Council for the Texas Tech University System, and Red Raider Club

SKILLS AND QUALIFICATIONS

●
Through his service on our Board of Directors and former service on PlainsCapital’s Board of Directors, Mr. Lewis has many years of knowledge of PlainsCapital and the challenges and opportunities that the Company is presented
●
The background of Mr. Lewis as an owner and chief executive officer of a Texas-based company also provides unique insight to the Board of Directors

6	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

Andrew J. Littlefair	Independent Director since November 2012
AGE: 62 COMMITTEES ● Compensation

CAREER HIGHLIGHTS

CLEAN ENERGY FUELS CORP.

●
Co-Founder of Clean Energy Fuels, a provider of compressed and liquified natural gas in the United States and Canada
●
Has served as President and Chief Executive Officer (2001-present)

PICKENS FUEL CORP.

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President (1996-2001)

OTHER EXPERIENCE

●
Fomer Director of PlainsCapital
●
Director of Clean Energy Fuels Corp
●
Served as Chairman of NGV America, the leading U.S. advocacy group for natural gas vehicles

SKILLS AND QUALIFICATIONS

●
Mr. Littlefair has significant experience serving as a chief executive officer and as a director of publicly traded companies and provides the Board of Directors with the perspective of one of PlainsCapital’s customers

W. Robert Nichols, III	Independent Director since April 2008
AGE: 78 COMMITTEES ● Nominating and Corporate Governance (Chairman) ● Merger and Acquisition

CAREER HIGHLIGHTS

CONLEY LOTT NICHOLS

●
President of Conley Lott Nichols, a dealer for several manufacturers of construction machinery

RUSTY’S OILFIELD SERVICES COMPANY

●
Served as Chairman and President until January 2020

OTHER EXPERIENCE

●
Mr. W. Robert Nichols, III has been a leader in the construction machinery business since 1966
●
He has served on numerous bank and bank holding company boards, including United New Mexico Bancorp and Ford Bank Group
●
Mr. W. Robert Nichols, III is active in civic and charitable activities, serving as an active director at M.D. Anderson Hospital, The Nature Conservancy of Texas and Mercy Street

SKILLS AND QUALIFICATIONS

●
Mr. W. Robert Nichols III has broad experience in managing and leading enterprises
●
This significant experience provides our Board of Directors with additional perspectives on our operations

HILLTOP HOLDINGS 2023 Proxy Statement	7

PROPOSAL ONE — ELECTION OF DIRECTORS

Thomas C. Nichols	Independent Director since August 2020
AGE: 75 COMMITTEES ● Risk (Chairman) ● Merger and Acquisition

CAREER HIGHLIGHTS

CARLILE HOLDINGS, INC.

●
Owner and Chief Executive Officer of family investment office since 2017

CARLILE BANCSHARES, INC.

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Served as Chairman and Chief Executive Officer (2008-2017)

FDIC

●
Bank Examiner

OTHER EXPERIENCE

●
Former Director of Independent Bancshares, Inc.
●
Mr. Nichols has acquired, merged and sold banking organizations and other financial services companies for over 30 years

SKILLS AND QUALIFICATIONS

●
Mr. Thomas C. Nichols has significant experience in managing and leading banking and other financial services enterprises, including merger and acquisition activities, which provides our Board of Directors with additional perspectives on our operations

Kenneth D. Russell	Director since August 2010
AGE: 74 COMMITTEES ● Risk

CAREER HIGHLIGHTS

FIRST ACCEPTANCE CORPORATION

●
Interim Chief Executive Officer (2022-Present)
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Special Advisor (2021-2022)
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Chief Executive Officer (2019-2021)
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Interim President and Chief Executive Officer (2016-2019)

MECHANICS BANK

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Chief Executive Officer (2015-2016)

FORD FINANCIAL FUND II, L.P.

●
Principal (2012-Present)

FORD FINANCIAL FUND, L.P.

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Advisor (2010-2012)

KPMG

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Rose from a staff accountant in the U.S. division to become a member of KPMG Germany’s managing Board of Directors
●
During 20 years in KPMG LLP’s Dallas office, he led the engagement efforts with the firm’s regional banking, thrift and other financial service clients
●
Mr. Russell joined KPMG’s national office in New York and led their financial services advisory unit, which supported many of the nation’s largest banks

OTHER EXPERIENCE

●
Director of First Acceptance Corporation and Mechanics Bank
●
He joined the Managing Board for KPMG in Germany, where he served as the global lead partner in the firm’s relationship with Deutsche Bank
●
Lead a new Partner Mentoring Program for KPMG’s offices throughout Europe, working to help young professionals become category and practice leaders

SKILLS AND QUALIFICATIONS

●
Mr. Russell’s extensive background in accounting and operating entities provides valuable insight to our Board of Director
●
Experience managing and consulting on banking operations in over 50 countries

8	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

A. Haag Sherman	Independent Director since November 2012
AGE: 57 COMMITTEES ● Compensation (Chairman) ● Investment ● Audit

CAREER HIGHLIGHTS

TECTONIC FINANCIAL, INC.

●
Director and Chief Executive Officer (2019-Present)
●
Chairman (2017-2019)

TECTONIC HOLDINGS LLC

●
Chief Executive Officer (2015-2019)

SALIENT PARTNERS, LP

●
Served in various executive positions, including Chief Executive Officer and Chief Investment Officer of Salient, a Houston-based investing firm (2002-2011)

THE REDSTONE COMPANIES

●
Served an executive officer and partner (1998-2002)

AKIN, GUMP, STRAUSS, HAUER & FELD, LLP

●
Practiced corporate law (1992-1996)

PRICE WATERHOUSE

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Served as an auditor (1988-1989)

OTHER EXPERIENCE

●
Former Director of PlainsCapital Bank, Miller Energy Resources and ZaZa Energy Corp.
●
Director of CBIZ, Inc.
●
Mr. Sherman has served as an adjunct professor of law at The University of Texas School of Law

SKILLS AND QUALIFICATIONS

●
Mr. Sherman has significant experience concerning investing, legal and accounting matters that is essential to our Board of Director’s oversight responsibilities
●
His 25 years of experience in financial services (including asset and wealth management, investment and commercial banking and mortgage origination) and his understanding of our business lines provides valuable input as a member of our Board of Directors and the Chair of the Compensation Committee and member of Audit Committee
●
Mr. Sherman generally has conducted our stockholder outreach initiatives and his background managing an investment firm and experience on public boards of directors assists in effective communication in such efforts
●
Mr. Sherman is an attorney and certified public accountant
●
The Board of Directors has determined that he devotes the requisite time and effort in his board and committee responsibilities; accordingly, we do not believe that he is over-boarded given there was no change in his duties as a result of Tectonic Financial Inc.’s preferred stock (as opposed to common stock) being quoted on the Nasdaq Global Markets

HILLTOP HOLDINGS 2023 Proxy Statement	9

PROPOSAL ONE — ELECTION OF DIRECTORS

Jonathan S. Sobel	Director since July 2019
AGE: 56 COMMITTEES ● Investment

CAREER HIGHLIGHTS

HILLTOP SECURITIES INC.

●
Non-executive Chairman (2019-Present)

FORD MANAGEMENT II, L.P. AND FORD MANAGEMENT III, L.P.

●
Partner (2012-Present)

DTF HOLDINGS, LLC

●
Managing Member (2008-Present)

GOLDMAN SACHS & CO.

●
Partner and Managing Director
●
Served in executive roles including Global Head of Mortgage Department, Global Head of Money Markets, head of the firm’s Global Bank Group and Chief Risk Officer for Goldman Sachs Asseet Management (1987-2008)

OTHER EXPERIENCE

●
Served as a member of Goldman Sachs’ Capital, Risk and Finance Committees
●
He is a trustee of the Hospital for Special Surgery and the Whitney Museum

SKILLS AND QUALIFICATIONS

●
Mr. Sobel has significant experience in the banking, mortgage and broker-dealer industries, as well as risk management
●
He also possesses extensive knowledge regarding the Company and its operations, which makes him a valuable member of the Board of Director

Robert C. Taylor, Jr.	Independent Director since November 2012
AGE: 75 COMMITTEES ● Merger and Acquisition ● Nominating and Corporate Governance

CAREER HIGHLIGHTS

UNITED SUPERMARKETS, LLC

●
Currently serves on the executive team, with involvement in government relations, real estate, innovation and special projects
●
Retired as Chief Executive Officer, with previous roles as Vice President of Manufacturing and Supply Chain (2009-2021)

R.C. TAYLOR DISTRIBUTING, INC.

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Served as President

OTHER EXPERIENCE

●
Former Director of PlainsCapital Bank and United Supermarkets, LLC
●
Director of Texas Tech Chancellors Advisory and Texas Tech Foundation
●
Chairman of the Lubbock Downtown Tax Increment Finance Redevelopment Committee

SKILLS AND QUALIFICATIONS

●
Through his service on our Board of Directors and former service on PlainsCapital’s Board of Directors, Mr. Taylor has many years of knowledge of PlainsCapital and the challenges and opportunities that it is presented
●
The background of Mr. Taylor as a manager of a Texas-based company also provides unique insight to the Board of Directors

10	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

●	● ● ● ●	● ● ●
Carl B. Webb	Director since June 2005
AGE: 73 COMMITTEES ● Executive

CAREER HIGHLIGHTS

FORD FINANCIAL FUND II, L.P. AND FORD FINANCIAL FUND III, L.P.

●
Co-Managing Member

PACIFIC CAPITAL BANCORP

●
Chief Executive Officer (2010-2012)

SANTA BARBARA BANK & TRUST, N.A.

●
Served as Chairman of the Board and Chief Executive Officer (2010-2012)

FORD FINANCIAL FUND, L.P.

●
Served as Senior Principal of private equity fund that was the parent company of SB Acquisition Company LLC, the majority stockholder of Pacific Capital Bancorp prior to its sale to UnionBanCal Corporation (2008-2012)

VARIOUS FINANCIAL INSTITUTUION AND BANK EXECUTIVE ROLES

●
Served as President and Chief Operating Officer of Golden State Bancorp Inc. and its subsidiary, California Federal Bank, FSB
●
Previously served as President and Chief Executive Officer of First Madison Bank, FSB and First Gibraltar Bank, FSB, as well as President of First National Bank at Lubbock

OTHER EXPERIENCE

●
Chairman of Mechanics Bank and a Director of Prologis, Inc.
●
Former Director of Pacific Capital Bancorp, M&F Worldwide Corp., Plum Creek Timber Company, Golden State Bancorp Inc., California Federal Bank, FSB and First National Bank at Lubbock
●
Consultant to Hunter’s Glen/Ford, Ltd.

SKILLS AND QUALIFICATIONS

●
Mr. Webb possesses particular knowledge and experience in strategic planning and the financial industry, as well as expertise in bank management, that strengthen the Board of Directors’ collective qualifications, skills and experience

HILLTOP HOLDINGS 2023 Proxy Statement	11

PROPOSAL ONE — ELECTION OF DIRECTORS

Director Independence

As a public company, we are required to comply with the rules of the NYSE and are subject to the rules and regulations of the SEC, including Sarbanes-Oxley. The NYSE rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has affirmatively determined that ten of the seventeen nominees for election as directors at the Annual Meeting have no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and are independent within the meaning of the director independence requirements of the listing standards of the NYSE. The independent directors are Rhodes Bobbitt, Tracy A. Bolt, J. Taylor Crandall, J. Markham Green, Charlotte Jones, Andrew J. Littlefair, W. Robert Nichols, III, Thomas C. Nichols, A. Haag Sherman and Robert C. Taylor, Jr. In addition, each member of the Audit Committee has been affirmatively determined by the Board of directors to be independent under SEC rules and NYSE listing standard for the purposes of Audit Committee service.

In conducting its annual review of director independence, the Board of Directors considered transactions and relationships between each director or any member of his or her immediate family and the Company.

The Board of Directors also considered the lease transactions and relationships between companies affiliated with Ms. Jones, a director of the Company, and the Company. The Audit Committee of the Board of Directors reviewed and approved each of these leases and determined such leases were on an arms-length basis. Accordingly, the Board of Directors determined that Ms. Jones is, and continues to be, an independent director of the Company given, among other things, the arrangement and the immaterial nature of the leases to Ms. Jones and the Company.

Meeting Attendance

Our Board of Directors met four times during 2022. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served, if applicable, during 2022. Our Board of Directors has not adopted a formal policy with regard to director attendance at the annual meetings of stockholders. We, however, encourage members of the Board of Directors to attend annual meetings. Eighteen directors, Ms. Jones and Messrs. Bobbitt, Bolt, Crandall, Feinberg, Gerald J. Ford, Jeremy B. Ford, Green, Hill, Lewis, Littlefair, W. Robert Nichols, III, Thomas C. Nichols, Russell, Sherman, Sobel, Taylor and Webb, attended the 2022 annual meeting of stockholders in person or virtually.

Vote Necessary to Elect Directors

The seventeen director candidates receiving the highest number of affirmative votes, or a plurality, will be elected as directors. For purposes of the election of directors, withheld votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum. Under applicable NYSE rules, a broker or other nominee does not have the authority to vote for the director nominees in the absence of instructions from the beneficial owner of the relevant shares. Stockholders may not cumulate votes in the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

12	HILLTOP HOLDINGS 2023 Proxy Statement

PROPOSAL ONE — ELECTION OF DIRECTORS

Director Compensation

General

Members of our Board of Directors who also are full-time employees do not receive any compensation for their service on the Board of Directors or any committee of the Board of Directors. During 2022, the Chairman of the Board of Directors and all other directors received the following compensation for their service on the Board of Directors:

	Annual Fee		Annual Fee
Committee	for Chairperson ($)		for Other Members ($)
Board of Directors	210,000		48,000
Audit Committee	70,000		8,000
Nominating and Corporate Governance Committee	15,000		5,000
Compensation Committee	17,500	(a)	5,000
Investment Committee	30,000		5,000
Risk Committee	50,000		8,000
Merger and Acquisition Committee	15,000		5,000
Executive Committee (b)	—		5,000

(a)	Annual fee for chairperson increased from $15,000 to $30,000 effective November 2022.
(b)	Jeremy B. Ford, President and Chief Executive Officer of the Company, is chairman of the Executive Committee. Because he is a full-time employee of the Company, no fee is or was paid to the chairman of the Executive Committee.

Members of our Board of Directors may elect to receive their aggregate Board of Directors and board committee compensation:

●	entirely in the form of cash;
●	entirely in the form of common stock; or
●	one-half in cash and one-half in common stock.

Any elections, or changes in elections, by directors regarding the form of compensation to be received may only occur during a “trading window” and only become effective at the “trading window” immediately following such election or change in election. Cash and shares of common stock are paid and issued, respectively, on a calendar quarterly basis, with no vesting requirements. Customarily, these payments and issuances occur by the fifth day of the month following the applicable calendar quarter-end. The value of the common stock awarded is based upon the average closing price per share of our common stock for the last ten consecutive trading days of the applicable calendar quarter. In lieu of fractional shares of common stock that would otherwise be issuable to a director, we pay cash to the director based upon the value of those fractional shares at the value of the shares awarded to the director. If a director does not serve for the entire calendar quarter, that director is compensated based upon the time of service during the applicable calendar quarter.

Under our stock ownership policy, directors are expected to own shares with a value greater than five times their annual retainer for serving on the Board of Directors of the Company, unless they are subject to certain restrictions on receiving director fees or on receiving fees in the form of stock.

Each member of our Board of Directors is reimbursed for out-of-pocket expenses associated with his or her service on, and attendance at, Board of Directors or board committee meetings. Other than as described above, members of our Board of Directors receive no additional compensation for their service on the Board of Directors or board committees.

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Compensation of Our Non-Executive Chairman of the Board

Gerald J. Ford, Chairman of the Board of Directors, provides us with significant value given his experience in the financial services industry, including mergers and acquisitions, capital and liquidity management and other operating matters, such as key personnel hires. On a very frequent basis, our Chairman and Chief Executive Officer discuss matters relating to the Company. Our Chairman also meets with the executive management of the Company to discuss matters related to the Company in scheduled meetings generally occurring each week. In addition, our Chairman is instrumental in the sourcing, negotiation and completion of acquisitions and dispositions. Accordingly, our Chairman, in addition to his strategic input, spends considerable time and efforts in guiding our business and executive management in creating value for stockholders.

In addition to the fees paid to our Chairman of the Board of Directors described above, we also grant the Chairman of the Board of Directors a restricted stock unit, or RSU, award representing 30,000 shares each year. This RSU award cliff vests on the third anniversary of the date of grant. The RSU award agreement also provides for pro rata vesting upon termination without cause, death or disability. Commencing in 2019, all equity award agreements, including the RSU awards granted to the Chairman of the Board of Directors, contain “double trigger” provisions, which require termination without cause within the six months preceding or the twelve months following a change in control in order for the equity awards to vest in connection with a change in control.

The Compensation Committee evaluates the compensation of directors annually, including grants of RSUs to the Chairman of the Board of Directors. Given the experience and involvement of the Chairman of the Board of Directors, the Compensation Committee believes that the compensation paid to the Chairman of the Board of Directors is considerably less than the cost that we would incur to employ or retain an individual of comparable skill and experience to provide similar services to us.

Political Action Committee Matching Program

The Hilltop Holdings Inc. PAC, or the PAC, is a separate segregated fund that was formed to make political contributions. To encourage participation in the PAC by eligible participants, for each contribution made to the PAC by an eligible individual contributor, Hilltop makes a matching contribution to any Section 501(c)(3) organization of the contributor’s choice, dollar for dollar, up to the maximum amount an eligible individual can contribute to the PAC in a given calendar year. Under this program, no contributor to the PAC receives any financial, tax or other tangible benefit or premium from either the recipient charities or us. This program is completely voluntary.

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2022 Director Compensation

Director Compensation Table for 2022

	Fees Earned or	Stock		All Other
	Paid in Cash	Awards		Compensation	Total
Name	($)(a)	($)(a)		($)	($)
Rhodes R. Bobbitt	88,000	—		—	88,000
Tracy A. Bolt	62	130,938		—	131,000
J. Taylor Crandall	68,000	—		—	68,000
Charles R. Cummings (b)	35,583	—		—	35,583
Hill A. Feinberg	—	—		—	—
Gerald J. Ford (c)	79	1,227,121	(d)	—	1,227,200
Jeremy B. Ford	—	—		—	—
J. Markham Green	69,000	—		—	69,000
William T. Hill, Jr. (e)	47,279	15,721		—	63,000
Charlotte Jones	29,068	28,932		—	58,000
Lee Lewis	53,000	—		—	53,000
Andrew J. Littlefair	26,545	26,455		—	53,000
W. Robert Nichols, III	68,000	—		—	68,000
Thomas C. Nichols	103,000	—		—	103,000
Kenneth D. Russell	56,000	—		—	56,000
A. Haag Sherman	71	74,429		—	74,500
Jonathan S. Sobel (f)	26,545	26,455		—	53,000
Robert C. Taylor, Jr.	29,068	28,932		—	58,000
Carl B. Webb	91	52,909		—	53,000

(a)	Fees earned for services performed in 2022 include annual retainers and chairperson remuneration. Aggregate fees paid to non-employee directors for annual retainers and committee chairmanships were paid quarterly. Cash was paid in lieu of the issuance of fractional shares. Service for any partial quarter is calculated and paid on the basis of time served during the applicable calendar quarter. Non-employee directors are solely responsible for the payment of taxes payable on remuneration paid by the Company. The number of shares awarded was determined based upon the average closing price per share of our common stock for the last ten consecutive trading days of the calendar quarter during which the stock was earned, and the dollar value reported in the table represents the aggregate dollar amount of cash fees forgone.
(b)	Mr. Cummings did not stand for re-election at the 2022 Annual Meeting of Stockholders; accordingly, Mr. Cummings was no longer on the Board or its committees following the Annual Meeting on July 21, 2022.
(c)	Mr. Gerald J. Ford held an aggregate 90,000 unvested RSUs as of December 31, 2022.
(d)	Directors fees paid in stock of $214.921 and the grant date fair value of $1,012,200 of an equity award calculated in accordance with the provisions of the Stock Compensation Topic of the Accounting Standards Codification (“ASC”). Such award represents a time-based RSU that will cliff vest upon the earlier of February 8, 2025 and a change of control.
(e)	Mr. Hill is not nominated for re-election at the 2023 Annual Meeting of Stockholders; accordingly, Mr. Hill will no longer be on the Board or its committees following the Annual Meeting on July 20, 2023.
(f)	Mr. Sobel held an aggregate 20,000 unvested RSUs as of December 31, 2022.

As described above, stock awards were issued to each non-employee director who elected to receive all or part of his or her director compensation in the form of our common stock generally within five days following each applicable calendar quarter-end. All of our personnel, as well as non-employee directors, are subject to trading restrictions with regard to our common stock, and trading may only occur during a “trading window.” Provided that any such party does not possess material, non-public information about us, this trading period commences on the next trading day following

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two calendar days after the public release of quarterly or annual financial information and continues until the close of business on the 10th calendar day of the last month of the fiscal quarter.

The following numbers of shares of our common stock were issued to our directors as director fees for services performed during 2022:

Number of
Name	Shares
Tracy A. Bolt	4,707
Gerald J. Ford	7,726
William T. Hill, Jr.	555
Charlotte Jones	1,040
Andrew J. Littlefair	951
A. Haag Sherman	2,673
Jonathan S. Sobel	951
Robert C. Taylor, Jr.	1,040
Carl B. Webb	1,902

For further information about the stockholdings of these directors and our management, see “Security Ownership of Certain Beneficial Owners and Management” commencing on page 26 of this Proxy Statement.

Board Committees

General

The Board of Directors appoints committees to assist it in carrying out its duties. In particular, committees work on key issues in greater detail than would be practical at a meeting of all the members of the Board of Directors. Each committee reviews the results of its deliberations with the full Board of Directors.

The standing committees of the Board of Directors currently consist of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Risk Committee, the Investment Committee, the Merger and Acquisition Committee, and the Executive Committee. A more detailed description of these committees is set forth below. Our Board of Directors may, from time to time, establish certain other committees to facilitate our management. The Board of Directors has adopted a written charter for each of these committees. Current copies of the charters for each of the foregoing committees, as well as our Corporate Governance Guidelines, Code of Ethics and Business Conduct, or the General Code of Ethics and Business Conduct, and Code of Ethics for Chief Executive and Senior Financial Officers, or the Senior Officer Code of Ethics, may be found on our website at ir.hilltop-holdings.com, under the heading “Investor Relations — Overview — Governance Documents.” Printed versions also are available to any stockholder who requests them by contacting our corporate Secretary at the address listed within the section titled “Additional Information — Who can help answer my questions?”

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Committee Membership

The following table shows the current membership as of December 31, 2022, and the 2022 fiscal year meeting information for, each of the committees of the Board of Directors.

		Rhodes Bobbitt *	Tracy A. Bolt *	J. Taylor Crandall *	Hill A. Feinberg	Gerald J. Ford	Jeremy B. Ford	J. Markham Green *	William T. Hill, Jr. **	Charlotte Jones *	Lee Lewis	Andrew J. Littlefair *	W. Robert Nichols, III *	Thomas C. Nichols *	Kenneth D. Russell	A. Haag Sherman *	Jonathan S. Sobel	Robert C. Taylor, Jr.*	Carl B. Webb	Meetings in Fiscal 2022
COMMITTEES	AUDIT		C																	6
	COMPENSATION															C				8
	NOMINATING AND CORPORATE GOVERNANCE												C							4
	RISK													C						5
	INVESTMENT	C																		4
	MERGER AND ACQUISITION			C																0
	EXECUTIVE						C													10

C  Chairman       Member

*	Denotes independent director.
**

Mr. Hill is not nominated for re-election at the 2023 Annual Meeting of Stockholders; accordingly, Mr. Hill will no longer be on the Board or its committees following the Annual Meeting on July 20, 2023.

AUDIT COMMITTEE

We have a standing Audit Committee established within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee helps our Board of Directors ensure the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm. In furtherance of those matters, the Audit Committee assists in the establishment and maintenance of our internal audit controls, selects, meets with and assists the independent registered public accounting firm, oversees each annual audit and quarterly review and prepares the report that federal securities laws required be included in our annual proxy statement, which appears on page 84. Mr. Cummings was Chairman of the Audit Committee until April 22, 2021, at which time Mr. Bolt succeeded him as Chairman. Mr. Cummings remained a member of the Audit Committee with Mr. Green through the Annual Meeting on July 21, 2022 at which time Mr. Sherman was elected as a replacement for Mr. Cummings by the Board of Directors. Our Board of Directors has reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board of Directors has determined that Messrs. Bolt and Sherman qualifies as an “audit committee financial expert,” as defined by the rules of the SEC, and each member of the Audit Committee is independent in accordance with the rules of the SEC and the listing standards of the NYSE. Currently, none of our Audit Committee members serve on the audit committees of three or more public companies.

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PROPOSAL ONE — ELECTION OF DIRECTORS

COMPENSATION COMMITTEE

The Compensation Committee reviews and approves the compensation and benefits of our executive officers, administers the Hilltop Holdings Inc. 2012 Annual Incentive Plan, or the Annual Incentive Plan, the Hilltop Holdings Inc. 2012 Equity Incentive Plan and 2020 Equity Incentive Plan, or the Equity Incentive Plans, and produces the annual report on executive compensation for inclusion in our annual proxy statement, which appears on page 56. Each member is independent in accordance with the listing standards of the NYSE.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee’s purpose is as follows:

●
Identify, screen and recommend to our Board of Directors individuals qualified to serve as members, and on committees, of the Board of Directors;
●
Advise our Board of Directors with respect to the composition, procedures and committees of the Board of Directors;
●
Advise our Board of Directors with respect to the corporate governance principles applicable to the Company;
●
Oversee the evaluation of the Board of Directors and our management; and
●
Oversee our Environmental, Social and Governance Committee and its efforts and initiatives, including the report we produce annually.

Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of the NYSE.

RISK COMMITTEE

The purpose of the Risk Committee is to provide assistance to the Board of Directors in its oversight of:

●
The Company’s risk governance structure;
●
The Company’s risk tolerance;
●
The Company’s risk management and risk assessment guidelines and policies regarding market, credit, operational, liquidity, funding, strategic, regulatory and such other risks as necessary;
●
The Company’s capital and liquidity and funding; and
●
The performance of the Company’s enterprise risk function.

The duties assigned to the Risk Committee are meant to ensure that there is an effective system reasonably designed to evaluate and control risk throughout the Company.

INVESTMENT COMMITTEE

The Investment Committee is responsible for, among other things, reviewing investment policies, strategies and programs; reviewing the procedures that we utilize in determining that funds are invested in accordance with policies and limits approved by the Investment Committee; and reviewing the quality and performance of our investment portfolios and the alignment of asset duration to liabilities.

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MERGER AND ACQUISITION COMMITTEE

The purpose of the Merger and Acquisition Committee is to review potential mergers, acquisitions or dispositions of material assets or a material portion of any business proposed by management and to report its findings and conclusions to the Board of Directors. Each member of the Merger and Acquisition Committee is independent in accordance with the listing standards of the NYSE.

EXECUTIVE COMMITTEE	The Executive Committee, with certain exceptions, has the power and authority of the Board of Directors to manage the affairs of the Company between meetings of the Board of Directors.

Corporate Governance

General

We are committed to good corporate governance practices and, as such, we have adopted formal corporate governance guidelines to maintain our effectiveness. The guidelines govern, among other things, board member qualifications, responsibilities, education and executive sessions. A copy of the corporate governance guidelines may be found at our corporate website at ir.hilltop-holdings.com under the heading “Investor Relations — Overview — Governance Documents.” A copy also may be obtained upon request from our corporate Secretary at the address listed within the section titled “Additional Information — Who can help answer my questions?”

Board Leadership Structure

We have separated the offices of Chief Executive Officer and Chairman of the Board as a means of separating management of the Company from our Board of Director’s oversight of management. Separating these roles also enables an orderly leadership transition when necessary. We believe, at this time, that this structure provides desirable oversight of our management and affairs. We have in the past appointed, and will continue to appoint, lead independent directors as circumstances require. No lead independent director is appointed at this time.

Risk Oversight

Our Board of Directors and the Risk Committee of the Board of Directors oversee an enterprise-wide approach to risk management, including cybersecurity risks, intended to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Our Board of Directors and the Risk Committee are actively involved in establishing and refining our business strategy, including assessing management’s appetite for risk and determining the appropriate level of overall risk for the Company. The Company conducts continual assessments through its enterprise risk function.

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BOARD OF DIRECTORS AND RISK COMMITTEE

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors outside of the Risk Committee also have responsibility for risk management.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	INVESTMENT COMMITTEE

● focuses on financial risk, including internal controls ● from time to time, discusses and evaluates matters of risk, risk assessment and risk management with our management team	● responsible for overseeing the management of risk associated with our compensation policies and arrangements	● ensures that the internal processes by which we are governed are consistent with prevailing governance practices and applicable laws and regulations	● ensures that our funds are invested in accordance with policies and limits approved by it

Our Senior Officer Code of Ethics, General Code of Ethics and Business Conduct, committee charters and other governance documents are reviewed by the appropriate committees annually to confirm continued compliance, ensure that the totality of our risk management processes and procedures are appropriately comprehensive and effective and that those processes and procedures reflect established practices.

Board Performance

Our Board of Directors conducts an evaluation of performance with a view to improving effectiveness of the Board of Directors. In addition, the full Board of Directors reviews annually the qualifications and effectiveness of the Audit Committee and its members.

Director Qualifications for Service

The Nominating and Corporate Governance Committee considers a variety of factors when evaluating a potential candidate to fill a vacancy on the Board of Directors or when nomination of an incumbent director for re-election is under consideration. The Nominating and Corporate Governance Committee and the Board of Directors strive to balance a diverse mix of experience, perspective, skill and background with the practical requirement that the Board of Directors will operate collegially, with the common purpose of overseeing our business on behalf of our stockholders. All of our directors possess relevant experience, and each of them approaches the business of the Board of Directors and his or her responsibilities with great seriousness of purpose. Further information, with respect to each director, his or her particular experience, qualifications, attributes and skills that qualify him or her to serve as a director, is set forth within “Proposal One — Election of Directors — Nominees for Election as Directors” beginning on page 2.

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Executive Board Sessions

The current practice of our Board of Directors is to hold an executive session of its non-management directors at least once per quarter. The individual who serves as the chair at these executive sessions is the Chairman of the Board of Directors. Executive sessions of the independent directors of the Board of Directors also are held at least once per fiscal year, and at each executive session the independent directors select the independent director to preside over such executive session.

Communications with Directors

Our Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member or all members of the Board of Directors, the non-management directors or any group or committee of directors by mail. To communicate with our Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. The correspondence should be sent to Hilltop Holdings Inc., c/o Corporate Secretary, 6565 Hillcrest Avenue, Dallas, Texas 75205.

All communications received as set forth in the preceding paragraph will be opened by the corporate Secretary or assistant corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board of Directors or any group or committee of directors, the corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board of Directors may consider approving a process for review, organization and screening of the correspondence by the corporate Secretary or other appropriate person.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics for Chief Executive and Senior Financial Officers applicable to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Chief Investment Officer, and Chief Information Officer. We also have adopted a General Code of Ethics and Business Conduct applicable to all officers, directors and employees. Both codes are available on our website at ir.hilltop-holdings.com under the heading “Overview — Governance Documents.” Copies also may be obtained upon request by writing our corporate Secretary at the address listed within the section titled “Additional Information — Who can help answer my questions?”. We intend to disclose any amendments to, or waivers from, our Senior Officer Code of Ethics and our General Code of Ethics and Business Conduct at the same website address provided above.

Hedging and Other Securities Transaction Policy

The Company has adopted a written Insider Trading Policy, or the Trading Policy, which sets forth the Company’s policies and procedures. Directors and executive officers are required to receive the permission of the General Counsel prior to entering into any transactions in our securities, including gifts, grants and those involving derivatives. Generally, trading is permitted only during announced trading periods for directors, executive officers and certain

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PROPOSAL ONE — ELECTION OF DIRECTORS

employees. Directors, executive officers and employees who are subject to trading restrictions, may enter into a trading plan under Rule 10b5-1 under the Exchange Act. These trading plans may be entered into only during an open trading period and must be approved by the General Counsel. We require trading plans to include a waiting period and the trading plans may not be amended during their term. Such director or employee bears full responsibility if he or she violates our policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.

All employees, executive officers and directors also are prohibited from entering into hedging, short sale and derivative transactions and are subject to restrictions on pledging our securities. Additionally, all employees, executive officers and directors are prohibited from hedging or pledging unvested RSUs. The Trading Policy is available on our website at ir.hilltop-holdings.com under the heading “Overview — Governance Documents.”

Policies and Procedures for Approval of Related Party Transactions

Transactions with related persons are governed by our General Code of Ethics and Business Conduct, which applies to all officers, directors and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions.

The Company also has adopted a written Related Party Transaction Policy, or the Related Party Policy, which sets forth the Company’s policies and procedures for reviewing and approving transactions with related persons – namely, our directors, executive officers, their respective immediate family members and 5% stockholders. The transactions covered by the Policy include any financial transaction, arrangement or relationship in which the Company is a participant, the related person has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year.

After becoming aware of any transaction which may be subject to the Related Party Policy, the related person is required to report all relevant facts with respect to the transaction to the Chief Executive Officer or General Counsel of Hilltop. Upon determination by the Company’s legal department that a transaction requires review under the Related Party Policy, the material facts of the transaction and the related person’s interest in the transaction are provided to the Audit Committee. The transaction is then reviewed by the disinterested members of the Audit Committee, who determine whether approval of the transaction shall be granted. In reviewing a transaction, the Audit Committee considers facts and circumstances that it deems relevant to its determination, such as: management’s assessment of the commercial reasonableness of the transaction; the materiality of the related person’s direct or indirect interest in the transaction; whether the transaction may involve an actual, or the appearance of, a conflict of interest; and, if the transaction involves a director, the impact of the transaction on the director’s independence.

Certain types of transactions are pre-approved in accordance with the terms of the Related Party Policy. These include transactions in the ordinary course of business involving financial products and services provided by, or to, the Company, including loans, provided that such transactions are in compliance with the Sarbanes-Oxley Act of 2002, Federal Reserve Board Regulation O and other applicable laws and regulations.

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Stockholder Rights and Protections

The Company’s Amended and Restated Charter and By-laws provide stockholders with important rights and protections, including:

●	The ability to call a special meeting by stockholders holding at least 15% of the outstanding shares of our common stock, subject to a one-year ownership requirement and certain other requirements.
●	No “poison pill” in effect.
●	No super-majority vote requirements in our Amended and Restated Charter or By-laws (other than for an action by written consent).

The Company’s Amended and Restated Charter and By-laws are available as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with SEC.

Director Nomination Procedures

The Nominating and Corporate Governance Committee believes that, at a minimum, candidates for membership on the Board of Directors should have a demonstrated ability to make a meaningful contribution to the Board of Directors’ oversight of our business and affairs and have a record and reputation for honest and ethical conduct. The Nominating and Corporate Governance Committee recommends director nominees to the Board of Directors based on, among other things, its evaluation of a candidate’s experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment and a willingness to devote adequate time and effort to board responsibilities. In making its recommendations to the Board of Directors, the Nominating and Corporate Governance Committee also seeks to have the Board of Directors nominate candidates who have diverse backgrounds and areas of expertise so that each member can offer a unique and valuable perspective. The Nominating and Corporate Governance Committee currently has an emphasis on evaluating and selecing nominees of diverse ethnicity.

The Nominating and Corporate Governance Committee expects, in the future, to identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons who meet the criteria described above. The Nominating and Corporate Governance Committee also, from time to time, may engage firms, at our expense, that specialize in identifying director candidates. As described below, the Nominating and Corporate Governance Committee also will consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the committee expects to collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, and if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee expects to request information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conduct one or more interviews with the candidate. In certain instances, members of the Nominating and Corporate Governance Committee may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.

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PROPOSAL ONE — ELECTION OF DIRECTORS

In addition to formally nominating individuals for election as directors in accordance with our Third Amended and Restated Bylaws, as summarized below on page 87 under “Stockholder Proposals for 2024,” stockholders may send written recommendations of potential director candidates to the Nominating and Corporate Governance Committee for its consideration. Such recommendations should be submitted to the Nominating and Corporate Governance Committee “c/o Corporate Secretary” at Hilltop Holdings Inc., 6565 Hillcrest Avenue, Dallas, Texas 75205. Director recommendations submitted by stockholders should include the following information regarding the stockholder making the recommendation and the individual(s) recommended for nomination:

●	name, age, business address and residence address;
●	the class, series and number of any shares of Hilltop stock or other securities of Hilltop or any affiliate of Hilltop owned, beneficially or of record (including the name of the nominee holder if beneficially owned);
●	the date(s) that shares of Hilltop stock or other securities of Hilltop or any affiliate of Hilltop were acquired and the investment intent of such acquisition;
●	any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any securities of Hilltop or any affiliate of Hilltop;
●	whether and the extent to which such person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the prior six months has engaged in, any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (a) manage risk or benefit of changes in the price of Hilltop securities or any security of any entity listed in the peer group in the stock performance graph included in the materials distributed with this Proxy Statement or (b) increase or decrease the voting power of such person in Hilltop disproportionately to such person’s economic interest in Hilltop securities (or, as applicable, any security of any entity listed in the peer group in the stock performance graph included in the materials distributed with this Proxy Statement);
●	any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with us), by security holdings or otherwise of such person in us or in any of our affiliates, other than an interest arising from the ownership of securities where such person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
●	the investment strategy or objective, if any, of the stockholder making the recommendation and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors, or potential investors, in such stockholder (if not an individual);
●	to the extent known by the stockholder making the recommendation, the name and address of any other stockholder supporting the nominee for election or re-election as a director;
●	a certificate executed by the proposed nominee that certifies that the proposed nominee is not, and will not, become a party to any agreement, arrangement or understanding with any person or entity other than us in connection with service or action as a director that has not been disclosed to us and that the proposed nominee consents to being named in a proxy statement and will serve as a director if elected;
●	completed proposed nominee questionnaire (which will be provided upon request by writing or telephoning our corporate Secretary at the address or phone number listed within the section titled “Additional Information — Who can help answer my questions?”; and

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PROPOSAL ONE — ELECTION OF DIRECTORS

●	all other information that would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules promulgated thereunder.

The stockholder recommendation of potential director candidates and information described above must be delivered to the corporate Secretary not earlier than the 120th day and not later than 5:00 p.m., Dallas, Texas local time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 60 days after, the first anniversary of the date of the preceding year’s annual meeting, the stockholder recommendation and information must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Dallas, Texas local time, on the later of the 90th day prior to the date of such annual meeting of stockholders or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the date on which public announcement of the date of such annual meeting is first made. In the event, however, the number of directors to be elected to the Board of Directors is increased and there is no public announcement of such action at least 100 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, a stockholder recommendation also will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to the corporate Secretary not later than 5:00 p.m., Dallas, Texas local time, on the 10th day following the day on which the public announcement is first made.

The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates for nomination to the Board of Directors recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

No fee was paid to any third party or parties to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Nominating and Corporate Governance Committee did not receive the name of any stockholder recommendations for director nominees with respect to the Annual Meeting.

The Nominating and Corporate Governance Committee did not receive any recommendations for director nominees from any non-management stockholder or group of stockholders that beneficially owns more than 5% of our common stock.

HILLTOP HOLDINGS 2023 Proxy Statement	25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth information regarding our common stock beneficially owned as of April 25, 2023 by any person or “group,” as that term is used in Section 13(d)(3) of the Exchange Act, known to us to beneficially own more than five percent of the outstanding shares of our common stock.

	Amount and Nature of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class (a)
Gerald J. Ford (b)	15,822,119	24.3%
6565 Hillcrest Avenue, 6th Floor
Dallas, Texas 75205
BlackRock, Inc. (c)	7,860,953	12.1%
55 East 52nd Street
New York, New York 10055
The Vanguard Group (d)	5,208,414	8.0%
100 Vanguard Boulevard
Malvern, Pennsylvania 19355
Dimensional Fund Advisors LP (e)	3,708,457	5.7%
Building One
6300 Bee Cave Road
Austin, Texas 78746

(a)	Based on 65,023,881 shares of common stock outstanding on April 25, 2023. Shares issuable under instruments to purchase our common stock that are exercisable within 60 days of April 25, 2023 are treated as if outstanding for computing the percentage ownership of the person holding these instruments, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
(b)	The shares of common stock beneficially owned by Mr. Gerald J. Ford include 84,310 shares that are owned by Turtle Creek Revocable Trust, a revocable trust for the benefit of the members of Mr. Gerald J. Ford’s family, and indirectly by Mr. Gerald J. Ford as settlor and trustee of the trust. Mr. Gerald J. Ford disclaims beneficial ownership of the shares held by the trust except to the extent of his pecuniary interest therein. Also includes 15,544,674 shares owned by Diamond A Financial, LP. Mr. Gerald J. Ford is the sole member of Diamond HTH Stock Company GP, LLC, which is the sole general partner of Diamond HTH Stock Company, LP, which is the sole general partner of Diamond A Financial, LP. Mr. Gerald J. Ford is the sole limited partner of Diamond HTH Stock Company, LP. Each of Mr. Gerald J. Ford, Diamond A Financial, LP, Diamond HTH Stock Company, LP and Diamond HTH Stock Company GP, LLC may be deemed to have shared voting and dispositive power of these shares. Excludes 90,000 RSUs that will not vest within 60 days of April 25, 2023.
(c)	Based on the Schedule 13G (Amendment No. 6) filed with the SEC by BlackRock, Inc. on January 26, 2023. According to the Schedule 13G (Amendment No. 6), BlackRock, Inc. has sole voting power over 7,741,284 shares of our common stock and sole dispositive power over 7,860,953 shares of our common stock. According to the Schedule 13G (Amendment No. 6), BlackRock, Inc. is a parent holding company or control person, and various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of our common stock. The Schedule 13G (Amendment No. 6) reports that Blackrock Fund Advisors, a wholly owned subsidiary of Blackrock, Inc., is the beneficial owner of 5% or greater of the outstanding shares of the security class reported on the Schedule 13G (Amendment No. 5).
(d)	Based on the Schedule 13G (Amendment No. 7) filed with the SEC by The Vanguard Group on February 9, 2023. According to the Schedule 13G (Amendment No. 7), The Vanguard Group has shared voting power over 34,644 shares of our common stock, sole dispositive power over 5,124,163 shares of our common stock and shared dispositive power over 84,251 shares of our common stock.
(e)	Based on the Schedule 13G filed with the SEC by Dimension Fund Advisors LP on February 10, 2023. According to the Schedule 13G, Dimension Fund Advisors LP has sole voting power over 3,668,636 shares of our common stock and sole dispositive power over 3,708,457 shares of our common stock.

26	HILLTOP HOLDINGS 2023 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned as of April 25, 2023, by:

●	each of our directors and director nominees;
●	each of our named executive officers; and
●	all of our directors and executive officers presently serving, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is c/o Hilltop Holdings Inc., 6565 Hillcrest Avenue, Dallas, Texas 75205. Except as otherwise indicated in the footnotes to this table, the persons named in the table have specified that they have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to any applicable community property law.

	Common Stock
	Amount and Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership		Class (a)
Rhodes Bobbitt	126,059	(b)	*
Tracy A. Bolt	45,097		*
J. Taylor Crandall	—		*
Hill A. Feinberg	595,912	(c)	*
Gerald J. Ford	15,822,119	(d)	24.3%
6565 Hillcrest Avenue, 6th Floor
Dallas, Texas 75205
Jeremy B. Ford	1,182,875	(e)	1.8%
William B. Furr	113,005	(f)	*
J. Markham Green	114,763		*
William T. Hill, Jr.	37,204	(g)	*
Charlotte Jones	14,292		*
Lee Lewis	107,951	(h)	*
Andrew J. Littlefair	18,651		*
W. Robert Nichols, III	16,000	(i)	*
Thomas C. Nichols	16,180	(j)	*
Kenneth D. Russell	—		*
Jerry L. Schaffner	114,367	(k)	*
A. Haag Sherman	28,419		*
Jonathan S. Sobel	3,636	(l)	*
Robert C. Taylor, Jr.	41,308		*
Stephen Thompson	39,506	(m)	*
Carl B. Webb	124,557		*
M. Bradley Winges	61,492	(n)	*

All Directors and Executive Officers,
as a group (25 persons)	18,818,284	(o)	28.9%

*     Represents less than 1% of the outstanding shares of such class.

HILLTOP HOLDINGS 2023 Proxy Statement	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)	Based on 65,023,881 shares of common stock outstanding on April 25, 2023. Shares issuable under instruments to purchase our common stock that are exercisable within 60 days of April 25, 2023 are treated as if outstanding for computing the percentage ownership of the person holding these instruments, but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
(b)	Includes 62,100 shares of common stock held in an IRA account for the benefit of Mr. Bobbitt.
(c)	Includes 16,776 shares of common stock held directly by Mr. Feinberg’s wife.
(d)	The shares of common stock beneficially owned by Mr. Gerald J. Ford include 84,310 shares that are owned by Turtle Creek Revocable Trust, a revocable trust for the benefit of the members of Mr. Gerald J. Ford’s family, and indirectly by Mr. Gerald J. Ford as settlor of the trust. Mr. Gerald J. Ford disclaims beneficial ownership of the shares held by the trust except to the extent of his pecuniary interest therein. Also includes 15,544,674 shares owned by Diamond A Financial, LP. Mr. Gerald J. Ford is the sole member of Diamond HTH Stock Company GP, LLC, which is the sole general partner of Diamond HTH Stock Company, LP, which is the sole general partner of Diamond A Financial, LP. Mr. Gerald J. Ford is the sole limited partner of Diamond HTH Stock Company, LP. Each of Mr. Gerald J. Ford, Diamond A Financial, LP, Diamond HTH Stock Company, LP and Diamond HTH Stock Company GP, LLC may be deemed to have shared voting and dispositive power of these shares. Excludes 90,000 restricted stock units, or RSUs, that will not vest within 60 days of April 25, 2023.
(e)	Jeremy B. Ford is a beneficiary of a trust that owns a 49% limited partnership interest in Diamond A Financial, LP (see footnote (d)). Excludes 352,416 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023 and 15,544,674 shares of common stock held by Diamond A Financial, LP.
(f)	Excludes 85,553 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.
(g)	Includes 14,550 shares of common stock held in a SEP IRA account for the benefit of Mr. Hill.
(h)	Includes 55,169 shares of common stock held by Lee Lewis Construction. Mr. Lewis is the sole owner of Lee Lewis Construction and may be deemed to have voting and/or investment power with respect to the shares owned by Lee Lewis Construction.
(i)	Includes 15,942 shares of common stock held in an IRA account for the benefit of Mr. W. Robert Nichols, III.
(j)	Includes 2,000 shares of common stock held in an IRA account for the benefit of Mr. Thomas C. Nichols.
(k)	Includes 1,459 shares of common stock held in an IRA account for the benefit of Mr. Schaffner’s wife. Excludes 53,016 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.
(l)	Excludes 20,000 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.
(m)	Excludes 93,334 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.
(n)	Excludes 84,755 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.
(o)	Represents 25 persons. Excludes 864,779 shares of common stock deliverable upon the vesting of RSUs that will not vest within 60 days of April 25, 2023.

28	HILLTOP HOLDINGS 2023 Proxy Statement

eXECUTIVE COMPENSATION

Executive Officers

General

We have identified the following officers as “executive officers,” as such term is defined by the SEC, as of April 25, 2023:

Name	Age	Position	Officer Since
Keith E. Bornemann	50	Executive Vice President, Chief Accounting Officer	2017
Jeremy B. Ford	48	President and Chief Executive Officer	2010
William B. Furr	45	Executive Vice President, Chief Financial Officer	2016
Darren E. Parmenter	60	Executive Vice President, Chief Administrative Officer	2007
Corey G. Prestidge	49	Executive Vice President, General Counsel and Secretary	2008
Jerry L. Schaffner	65	President and Chief Executive Officer of PlainsCapital Bank	2012
Stephen Thompson	61	President and Chief Executive Officer of PrimeLending	2020
M. Bradley Winges	55	President and Chief Executive Officer of Hilltop Securities	2019

Business Experience of Executive Officers

Information concerning the business experience of Mr. Jeremy B. Ford is set forth above under “Proposal One — Election of Directors — Nominees for Election as Directors” beginning on page 2.

Keith E. Bornemann. Mr. Bornemann has served as the Executive Vice President and Chief Accounting Officer of Hilltop since July 2020. Mr. Bornemann previously served as Executive Vice President and Principal Accounting Officer of Hilltop from November 2017 to July 2020 and Corporate Controller of Hilltop from February 2017 to July 2020. He also served as Senior Vice President and Director of Accounting and Reporting of Hilltop from January 2016 to January 2017 and Vice President of Financial Reporting of Hilltop from January 2013 to January 2016. Prior to joining Hilltop in 2013, Mr. Bornemann was the Vice President and Corporate Controller at First Acceptance Corporation and spent nine years working for the accounting firm Ernst & Young LLP.

William B. Furr. Mr. Furr has served as the Chief Financial Officer of Hilltop since September 2016. Prior to joining Hilltop, Mr. Furr served as Executive Vice President and Community Bank Chief Financial Officer for KeyCorp from November 2012 to August 2016. Before joining KeyCorp, Mr. Furr served in various financial leadership roles at Regions Financial Corporation and Bank of America Corporation.

Darren E. Parmenter. Mr. Parmenter has served as Executive Vice President and Chief Administrative Officer of Hilltop since September 2016. Mr. Parmenter previously served as Executive Vice President and Principal Financial Officer of Hilltop from February 2014 to September 2016 and as Senior Vice President of Finance of Hilltop from June 2007 to February 2014. From January 2000 to June 2007, Mr. Parmenter was with Hilltop’s predecessor, Affordable Residential Communities Inc., and served as the Controller of Operations from April 2002 to June 2007. Prior to 2000, Mr. Parmenter was employed by Albertsons Inc. as an Assistant Controller.

HILLTOP HOLDINGS 2023 Proxy Statement	29

EXECUTIVE COMPENSATION

Corey G. Prestidge. Mr. Prestidge has served as an Executive Vice President of Hilltop since February 2014 and General Counsel and Secretary of Hilltop since January 2008. From November 2005 to January 2008, Mr. Prestidge was the Assistant General Counsel of Mark Cuban Companies. Prior to that, Mr. Prestidge was an associate in the corporate and securities practice group at Jenkens & Gilchrist, a Professional Corporation, which is a former national law firm. Mr. Prestidge is the son-in-law of our Chairman of the Board, Gerald J. Ford, and the brother-in-law of our President and Chief Executive Officer, Jeremy B. Ford.

Jerry L. Schaffner. Mr. Schaffner has served as the President and Chief Executive Officer of PlainsCapital Bank since November 2010. He currently serves as a director of PlainsCapital Bank and various other subsidiaries, and previously served as a director of PlainsCapital from 1993 until March 2009. Mr. Schaffner joined PlainsCapital in 1988 as part of its original management group.

Stephen Thompson. Mr. Thompson has served as the President and Chief Executive Officer of PrimeLending since January 2020, a continuation of his previous role as President of PrimeLending since 2017. Mr. Thompson joined PrimeLending in 2011 and has held the roles of Regional Production Leader, Divisional Production Leader and National Production Leader. Mr. Thompson has over 30 years of mortgage banking experience.

M. Bradley Winges. Mr. Winges has served as the President and Chief Executive Officer of Hilltop Securities since February 2019. Prior to joining Hilltop Securities, Mr. Winges most recently served as Senior Executive Managing Director at Piper Jaffray, where he had worked since February 1991. While at Piper Jaffray, he was a member of the firm’s leadership team and held the roles of Head of Fixed Income Services and Firm Investments and Trading, President of Piper Jaffray Investment Management, Firm Risk Management, Head of Hopewood Lane Trading, Co-Head of Piper Jaffray Financial Products, Head of Municipal Sales and Trading and Institutional Municipal Sales Representative. Mr. Winges also is a member of the Board of the Bond Dealers of America and a committee member of the Fixed Income Market Structure at the SEC.

Terms of Office and Relationships

Our executive officers are elected by our Board of Directors annually or, as necessary, to fill vacancies or newly created offices. Each executive officer holds office until his successor is duly elected and qualified or, if earlier, until his death, resignation or removal. Any officer or agent elected or appointed by our Board of Directors may be removed by our Board of Directors whenever, in its judgment, our best interests will be served, but any removal will be without prejudice to the contractual rights, if any, of the person so removed.

Except as disclosed under “Proposal One — Election of Directors — Nominees for Election as Directors” commencing on page 2 and under “Executive Compensation — Executive Officers — Business Experience of Executive Officers” on page 29, (a) there are no familial relationships among any of our current directors or executive officers and (b) none of our director nominees hold, or in the last five years have held, directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or pursuant to Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Except as set forth in this Proxy Statement, there are no arrangements or understandings between any nominee for election as a director or officer and any other person pursuant to which that director was nominated or that officer was selected.

30	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or this CD&A, reviews the compensation program for our named executive officers, or NEOs, which include each person who served as our principal executive officer or principal financial officer during the year ended December 31, 2022 and our three other most highly-compensated executive officers who were serving as executive officers as of December 31, 2022.

For 2022, our NEOs were:

NAMED EXECUTIVE OFFICER	TITLE/ROLE
Jeremy B. Ford	President and Chief Executive Officer
William B. Furr	Executive Vice President, Chief Financial Officer
Jerry L. Schaffner	President and Chief Executive Officer of PlainsCapital Bank
Stephen Thompson	President and Chief Executive Officer of PrimeLending
M. Bradley Winges	President and Chief Executive Officer of Hilltop Securities

The following is the reporting structure for our operating subsidiaries:

JEREMY B. FORD

President & CEO Hilltop Holdings Inc.

JERRY SCHAFFNER	STEPHEN THOMPSON	M. BRADLEY WINGES

President & CEO PlainsCapital Bank	President & CEO PrimeLending	President & CEO Hilltop Securities Inc.

CD&A Table of Contents

HILLTOP HOLDINGS 2023 Proxy Statement	31

EXECUTIVE COMPENSATION

Executive Summary

Business Highlights

Despite headwinds faced by some of our business lines, Hilltop was profitable in 2022 as a result of the strength of its banking franchise. At the end of 2022, Hilltop had a strong balance sheet with diversified and accessible funding sources and excess operating capital. During 2022, we worked to enhance productivity and expense efficiency across all business lines and, in particular, executed on significant actions within our mortgage operations to better align with the current market. Through our efforts in 2022, we expect to achieve a more efficient fixed expense base to assist in combating inflationary costs and realize on opportunities when the economy recovers. We also returned a record amount of capital to our stockholders during 2022.

2022 Net Income $113 Million	2022 ROAA 0.69%	12/31/2022 Total Assets $16.3 Billion	2022 ROAE 5.11%

Key Financial Results

We continued to achieve profitable financial results in 2022. While the financial results in 2022 did not reach the same level as in 2021 and 2020, our 2022 financial results were positive in a challenging environment for PrimeLending and Hilltop Securities. The make-up of these results were as follows:

●	PlainsCapital Bank had income before taxes of $219 million, primarily driven by rising interest rates and net interest margin expansion. Income before taxes was $283 million in 2021, which included a reversal of provision for credit losses of $58 million.
●	PrimeLending had a loss before taxes of $37 million in 2022, as compared to income before taxes of $236 million in 2021. This decrease was driven by a significant decline in mortgage originations due to rising interest rates and limited housing supply, in addition to a decline in gain-on-sale margins.
●	Hilltop Securities had income before taxes of $38 million in 2022, as compared to $44 million in 2021, which decrease was largely caused by lower net revenues in the fixed income services and structured finance businesses given market uncertainty.

32	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

The charts below illustrate our financial and market performance in 2022 and prior years. Additional details regarding our results can be found in our Annual Report on Form 10-K for the year ended December 31, 2022.

REVENUE ($MM) (Continuing Operations)	PRE-PROVISION NET REVENUE ($MM) (Continuing Operations)

NET INCOME ($MM) (Continuing Operations)	EARNINGS PER DILUTED SHARE ($) (Continuing Operations)

RETURN ON AVERAGE ASSETS (Continuing Operations)	RETURN ON AVERAGE EQUITY (Continuing Operations)

HILLTOP HOLDINGS 2023 Proxy Statement	33

EXECUTIVE COMPENSATION

Hilltop ranked in the 72nd percentile of the regional banks included in the KBW Regional Banking Index in total shareholder return for the three-year period ended December 31, 2022.

Total Shareholder Return vs.
Banks in the KBW Regional Banking Index*
3-Year Period Ending December 31, 2022

*	Calculated using a 20-trading day average stock proce through December 31, 2019 and December 31, 2022, and assuming dividends were reinvested.

Capital Management

Hilltop has grown capital and deployed it in a prudent manner, repurchasing a total of $961 million of its common stock from 2015 through 2022. During 2022, we returned a record $485 million of capital to stockholders through dividends and a modifed dutch auction tender offer.

Capital Management and Tangible Book Value Growth

Note: Tangible common equity and tangible book value per share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and TBVPS to the nearest GAAP measure, see “Annex A.”

34	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

Strategic Highlights

During 2022, we had several key accomplishments in support of our business strategy:

Maintained credit quality, ending the year with total non-performing assets of $33 million, or 0.43% of total Bank loans held for investment.

Fortified the Bank’s liquidity position and access to secured funding sources with over $7.0 billion in available securities, deposits at the Federal Reserve and secured borrowing capacity as of December 31, 2022.

Repurchased 14.9 million shares for $442 million, equating to 19% of shares outstanding.	Increased Hilltop quarterly dividend payment by 25% to 15 cents per share.	Maintained strong capital levels with a Common Equity Tier 1 Capital Ratio of 18.23% at year end.	Increased employee engagement.

Employees

During 2022, we conducted an enterprise employee engagement survey that had a survey response of 66% of our total employees. Based upon the results of the survey, we were able to assess the engagement of employees in a post-pandemic environment and our strengths and focus areas. With those results in mind, we also took the following actions:

●	Increased parental leave up to twelve weeks paid;
●	Provided additional training opportunities; and
●	Developed activities to further engage our employees at work and in our culture.

Environmental, Social & Governance

In early 2021, Hilltop published its first Environmental, Social & Governance, or ESG, report, which represented the baseline for future reporting. During 2022, Hilltop accomplished the following enhancements to its ESG commitment:

●	Established and incorporated a Supplier ESG/Sustainability Questionnaire with requests for information and proposals.
●	Created an ESG/Sustainability Survey to be distributed to our top spend suppliers in 2023.
●	Provided diversity, equity and inclusion training to our employees.
●	Built and implemented governance to ensure meaningful transparency and ability to assess impact.

Hilltop expects to publish its 2022 Sustainability and Environmental, Social & Governance Report on or prior to May 15, 2023.

HILLTOP HOLDINGS 2023 Proxy Statement	35

EXECUTIVE COMPENSATION

Our 2022 Executive Compensation Program

The Compensation Committee, or, as used in this CD&A, the Committee, has the responsibility to establish, implement and monitor adherence with our compensation philosophy. The Committee believes that the total compensation paid to executive officers should be fair, reasonable, market competitive, performance-based and aligned with stockholder interests. The Committee administers our executive compensation program in light of taking into consideration our unique business structure, stockholder return and acquisition activity. As a holding company that conducts its operations through its subsidiaries, we provide performance-based compensation to the chief executives of each of our business units that is based on both the results of the business unit and the consolidated Company. As outlined below, we believe our compensation program demonstrated its alignment with our stockholders for the 2022 year. Our compensation program was largely consistent with our 2021 program.

Elements of Total Direct Compensation

FIXED	Base Salary ● Intended to compensate the individual fairly for the responsibility level of the position held.	As illustrated in the chart, total variable compensation represents 80% of the Chief Executive Officer’s total direct compensation.
INCENTIVE-BASED

Annual Incentives

●
Variable component of pay intended to motivate and reward the individual’s contributions to achieving our short-term/annual objectives;
●
Payouts are determined based on financial results (weighted 70%) and each executive’s performance with respect to strategic and individual goals (weighted 30%);
●
Financial results are based on our consolidated net income and, for executives of our subsidiaries, the net income of their respective business unit; and
●
Discretionary bonuses are awarded only in exceptional circumstances.

Long-Term Incentives

●
Variable component of pay intended to retain, motivate and reward the individual’s contributions to achieving our long-term objectives and creating stockholder value;
●
Delivered through a grant value mix of Performance-Based Restricted Stock Units, or PRSUs, and Time-Based Restricted Stock Units, or TRSUs; and
●
The vesting of PRSUs varies based on performance results with respect to cumulative earnings per share, or EPS, goals over a three-year period, with a modifier based on our three-year total shareholder return, or TSR, relative to other banks in the KBW Regional Banking Index.

36	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

2022 Compensation Outcomes

Based upon its review of corporate performance and the individual performance of each named executive officer, as discussed further in this CD&A, the Committee approved the compensation amounts outlined in the table below. This table provides a comprehensive summary of each named executive officer’s total direct compensation as determined by the Committee for the 2022 and 2021 performance years, reflecting the reduced compensation awarded for 2022 given the Company’s lower earnings. It should be noted that the table below is not intended to be a substitute for the Summary Compensation Table on page 57, as certain amounts in the table below are different than the amounts in the Summary Compensation Table. The most significant difference is that this table reflects long-term incentive awards granted in February 2023 and February 2022 for the 2022 and 2021 performance years, respectively, while the Summary Compensation Table provides the value of the equity awards for the year in which they were granted.

				Long-Term Incentives (b)
			Annual				Total Direct
		Base Salary	Incentive		PRSUs	TRSUs	Compensation
Name	Year	(a)($)	($)		($)	($)	(c)($)
Jeremy B. Ford	2022	800,000	520,000		1,255,003	1,287,080	3,862,083
	2021	800,000	1,385,775		1,901,456	1,550,016	5,637,246
William B. Furr	2022	575,000	380,625		302,943	310,678	1,569,246
	2021	550,000	866,109		572,855	412,539	2,401,503
Jerry L. Schaffner	2022	680,000	966,838	(d)	240,433	246,572	2,133,843
	2021	660,000	922,486		426,614	312,534	2,321,634
Stephen Thompson	2022	800,000	480,000		346,207	355,046	1,981,253
	2021	800,000	1,893,166		609,440	475,025	3,777,631
M. Bradley Winges	2022	500,000	975,000		432,767	443,816	2,351,583
	2021	500,000	1,311,292		438,787	450,024	2,700,103
(a)	Reflects base salary rate following any salary adjustments made in the first quarter of each year.
(b)	Reflects the grant date fair value of equity awards, with PRSUs based on the target number of shares awarded.
(c)	Excludes grants received by Messrs. Furr and Winges in 2022 in connection with the renewals of their respective employment agreements.
(d)	Includes a discretionary bonus of $210,000 for performance in 2022.

HILLTOP HOLDINGS 2023 Proxy Statement	37

EXECUTIVE COMPENSATION

Compensation Actually Paid vs. Net Income
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (000s)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Net Income (millions)
$448
$374
$113
$9,147
$3,708
$11,966
$3,667
$1,531
$2,238
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Net Income

Compensation Program Philosophy and Objectives

Our compensation program continues to focus on performance-based pay that reflects our achievements on an annual basis and our ability to deliver long-term value to our stockholders. The Committee regularly reviews the Company’s compensation programs to ensure they are consistent with sound business practices, regulatory requirements, emerging industry trends and stockholder interests.

With this in mind, the following principles help guide our decisions regarding compensation of our NEOs:

●	Compensation opportunities should be competitive with market practices. We are committed to providing competitive total annual compensation opportunities to attract and retain executives with the experience and skills necessary to lead our Company and motivate them to deliver strong performance to our stockholders.
●	A significant portion of compensation should be performance-based. Our executive compensation program emphasizes pay-for-performance. Both our annual and long-term incentives are earned based on a combination of corporate, business unit and individual performance. Our annual incentive compensation also can be reduced based upon improper risk taking and non-compliance with applicable laws and regulations.
●	Management’s interests should be aligned with those of our stockholders. Our long-term incentive compensation is delivered in the form of restricted stock units, or RSUs, to support our goals for alignment, ownership and retention. Half of the RSUs awarded vest upon achievement of predefined performance goals. The percentage of these awards that vest is based first on cumulative EPS over a three-year period and then multiplied by a modifier based on our TSR, relative to members of the KBW Regional Banking Index during the same period.

38	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

●	Compensation should be perceived as fair. We strive to create a compensation program that will be perceived as fair and equitable, both internally and externally.
●	Our compensation program should be balanced and mitigate risk taking. We have a balanced approach to total compensation that includes a mix of fixed and performance-based pay, including cash and equity compensation and short- and long-term incentive compensation. We believe this approach effectively aligns our pay with performance, while discouraging inappropriate risk taking.

Governance Highlights

The Committee maintains strong governance features for our executive compensation program as outlined below and further discussed in this CD&A.

WHAT WE DO	WHAT WE DON’T DO
We tie a significant portion of NEO compensation to our performance through a balance of annual and long-term incentives with multiple performance measures	Executive officers are prohibited from entering into hedging, short sale and derivative transactions and are subject to restrictions on pledging our securities
We maintain robust stock ownership guidelines for executive officers and directors	We do not provide for any excise tax gross-ups in any new employment agreements
We require all equity awarded to executive officers to be held for one year following vesting	All equity grants have double trigger (as opposed to single trigger) change of control provisions
We maintain a clawback policy for incentive compensation	We do not pay dividends on unvested equity awards
We subject annual incentives to downward adjustment for improper risk taking or significant compliance issues	We do not provide excessive perquisites

We annually conduct a risk assessment of our compensation programs
We retain an independent compensation consultant reporting directly to the Committee

Role of Stockholder Say-on-Pay Votes and Stockholder Engagement

We provide our stockholders with the opportunity to cast an annual non-binding advisory vote on executive compensation. At our annual meeting of stockholders held in July 2022, approximately 98% of the votes cast (excluding abstentions and broker non-votes) on the say-on-pay proposal were voted in favor of the proposal.

The Committee remains committed to understanding the perspectives of our stockholders and being responsive to their feedback. The Committee believes that it has largely addressed feedback received from its previous outreach to stockholders. The Committee will continue to consider the outcome of the Company’s say-on-pay votes and stockholder feedback when making future compensation decisions for the NEOs and directors.

HILLTOP HOLDINGS 2023 Proxy Statement	39

EXECUTIVE COMPENSATION

Elements of our Executive Compensation Program

This section describes the 2022 compensation arrangements for our NEOs.

Base Salary

We provide base salaries for each NEO based on the Committee’s assessment of the scope of each individual’s responsibilities, performance and experience. We believe a portion of total direct compensation should be provided in a form that is fixed and liquid. In reviewing base salaries, the Committee evaluated the salaries of other executive officers of the Company and its peers and any increased level of responsibility, among other items. The following table lists the base salaries for our NEOs in 2021 and 2022:

	Base Salaries
Name	2021	2022		% Increase
Jeremy B. Ford	$800,000	$800,000	(a)	—
William B. Furr	$550,000	$575,000	(a)	4.5%
Jerry L. Schaffner	$660,000	$680,000	(a)	3.0%
Stephen Thompson	$800,000	$800,000	(a)	—
M. Bradley Winges	$500,000	$500,000		—

(a)	Base salary increases became effective on February 26, 2022.

In February 2023, the Committee assessed base salaries of the NEOs and decided to increase Mr. Shaffner’s salary by $20,000 to $700,000. This increase was determined to be appropriate given his performance.

Annual Incentive Program

Target Incentive Opportunities

Target incentive awards are defined at the start of the year in consideration of market data provided by the Committee’s consultant, each NEO’s total compensation package and the Company’s budgetary considerations. The Committee increased the annual incentive target (as a percent of salary) in 2022 as compared to 2021 for Mr. Winges following a review of market practices and based on 2022 budget expectations for Hilltop Securities Inc. The following table sets forth information concerning Annual Incentive Plan opportunities for 2022:

	Annual Incentive Opportunity
		Target
	Threshold	Amount	% of	Maximum
Name	($)	($)	Base Salary	($)(a)
Jeremy B. Ford	400,000	800,000	100%	1,480,000
William B. Furr	262,500	525,000	91%	971,250
Jerry L. Schaffner	310,000	620,000	91%	1,147,000
Stephen Thompson	600,000	1,200,000	150%	2,220,000
M. Bradley Winges	925,000	1,850,000	370%	3,422,500

(a)	Awards are capped at 185% of the target amount.

40	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

In February 2023, the Committee adjusted the annual incentive target for Messrs. Thompson and Winges to 70% and 340% (as a percentage of salary) based upon 2023 budget expectations for PrimeLending and Hilltop Securities Inc., respectively.

Plan Structure and Performance Measures

Each NEO had pre-defined performance objectives based upon measurable performance of both the Company and the individual. At least 70% of each executive’s incentive was based on the net income of the Company and/or their relevant business unit. The Committee and management believe that by using these metrics we are encouraging profitable top line growth and value for stockholders without creating excessive risk.

The measures and weights of the performance objectives for 2022 are summarized in the following graph:

CORPORATE EXECUTIVES (Messrs. Ford and Furr)	BUSINESS UNIT EXECUTIVES (Messrs. Schaffner, Thompson and Winges)

In addition to the above criteria, all payouts under the Annual Incentive Plan are subject to forfeiture and clawback in the event of any improper risk management or non-compliance with applicable laws and regulations.

In February 2023, the Committee modified the business unit pre-tax earnings for Mr. Thompson to include a funded mortgage origination volume component. Accordingly, PrimeLending pre-tax, less minority earnings will comprise 30% and funded mortgage origination volume will comprise 20% of the business unit pre-tax earnings component of Mr. Thompson’s scorecard for 2023.

2022 Goals and Results

The Committee, in its sole discretion, determines the final amount of each participant’s annual cash incentive award based on attainment of the applicable performance goals and assessments of individual and strategic performance.

Each element of the annual cash incentive award is independent of the other. Accordingly, the executive officer may achieve certain performance goals, while at the same time failing to achieve others. In that case, the executive officer will be entitled to receive the award for the performance goal achieved, but not an award for a performance goal for which threshold performance is not achieved. Potential awards range from 50% for threshold performance to a maximum of 185% for stretch performance (with a 200% maximum for financial performance and a 150% maximum for strategic goals).

HILLTOP HOLDINGS 2023 Proxy Statement	41

EXECUTIVE COMPENSATION

Early in 2022, the Committee established earnings goals for Hilltop and each business unit. Our 2022 goals were intended to be realistic and reasonable but challenging in order to drive performance. Our 2022 net income target was set below our 2021 actual performance based upon the expected softening in the mortgage markets; however, our 2022 net income target approximated the 2021 net income target. At the end of the fiscal year, the Committee determined a payout based on net income performance. 2022 performance goals and actual net income performance were as follows (dollars in millions):

2022 Performance Goal (a)	Threshold ($)	Target ($)	Maximum ($)	Actual ($)	Achievement (b)
Hilltop Net Income	120	200	400	120	60%
PlainsCapital Adjusted Pre-Tax Income (c)	103	171	342	230	134%
Hilltop Securities Pre-Tax Income	43	71	142	39	55%
PrimeLending Pre-Tax Income	54	90	180	(38)	—%

(a)	The Compensation Committee established goals and determines performance results based on adjusted non-GAAP results that exclude the impact of items including current expected credit losses (“CECL”), leadership changes, business realignment and disposition, and efficiencies that are not indicative of ongoing operations.
(b)	Reflects performance as a percent of target. No payouts are earned for performance below 60% of the target, and awards are capped at 200% of the target amount under the plan.
(c)	PlainsCapital pre-tax income is adjusted to remove the impacts of CECL, but includes controllable provision (e.g., charge-offs and specific reserves).

The individual and strategic objectives for the NEOs are developed through an iterative process between the Committee and management. Management develops an initial set of recommendations based upon the business needs. The Committee reviews the proposed goals and revises/amends them at its discretion, ensuring that goals are aligned with the strategic plan approved by the Board of Directors.

The following strategic and individual goals, among others, were established for the NEOs in 2022:

JEREMY B. FORD
KEY OBJECTIVES	KEY OUTCOMES
●
Execute strategic plan to drive revenue growth and manage expenses
●
Ensure execution of key initiatives
●
Ensure execution of the operating companies’ strategic plans
●
Enhance competitive position with next level revenue initiatives and strategic projects
●
Execute capital management through M&A sourcing and stockholder returns

●
Delivered quantifiable benefits of capital management, including return of capital to stockholders
●
Achieved progress on strategic projects
●
Executed on strategic plans and key initiatives
●
Effective leadership of the Company and its subsidiaries through challenging environment primarily due to rapid inflation and interest rate increases

42	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

WILLIAM B. FURR
KEY OBJECTIVES	KEY OUTCOMES
●
Effective delivery against operational and strategic priorities, including completion of finance simplification project, implementation of key initiatives around Market Risk Rule, or MRR, and execution of key deliverables related to counterparty management
●
Execute on strategic plan through supporting corporate profitability, growth and alignment
●
Support the achievement of the operating budget

●
Delivered quantifiable benefits of capital management, including return of capital to stockholders
●
Effective management of balance sheet and liquidity
●
Effective leadership of complex projects
●
Effective leadership of the Company and its subsidiaries through challenging environment primarily due to rapid interest rate increases

JERRY L. SCHAFFNER
KEY OBJECTIVES	KEY OUTCOMES
●
Meet strategic objectives for managed loan growth, deposit market share, treasury management verticals, private banking, and expense outlook
●
Effectively manage the business through the pandemic
●
Effectively manage credit portfolio
●
Succession planning and execution

●
Achieved strong results due to NIM expansion, credit quality, higher fee income and stable expenses
●
Achieved strategic plan objectives with loan growth, asset quality and management efficiency
●
Effective leadership through rising inflation and rate environment
●
Effective succession planning and execution

STEPHEN THOMPSON
KEY OBJECTIVES	KEY OUTCOMES
●
Drive strategic initiatives, including operational efficiency and service, loan officer growth, minority origination volume and culture and engagement
●
Continue progress and improvement on key initiatives and investments
●
Continue to guide the development and effectiveness of executives

●
Effective leadership through challenging mortgage environment
●
Drove key initiatives of operational efficiency and service and culture
●
Guided development of executives
●
Effectively managed the business through expense reductions

HILLTOP HOLDINGS 2023 Proxy Statement	43

EXECUTIVE COMPENSATION

M. BRADLEY WINGES
KEY OBJECTIVES	KEY OUTCOMES
●
Complete final phase of FIS implementation
●
Partner with Hilltop on MRR project implementation
●
Strategically grow business lines through targeted product and market segment expansion
●
Rebrand HilltopSecurities Independent Network to Momentum Independent Network and implement strategic plan to drive overall business
●
Define premier wealth strategy
●
Transition to new HQ location
●
Execute on key people strategies, including culture, DEI, HTS University and compensation initiatives
●
Partner with HTH through shared service model
●
Partner with PrimeLending and the Bank to leverage strengths and add value to clients

●
Drove key initiatives of FIS implementation, MRR project, rebrand of Momentum Independent Network, human capital optimization, and HTS University
●
Transitioned to new HQ location
●
Contributed to growth in business lines through targeted product and market segment expansion
●
Effective leadership through through rising inflation and rate environment

The Committee evaluated the individual performance of each executive, including the factors noted in the table above, and recognized the results each executive achieved that drove the Company’s performance during a challenging environment in 2022. Based upon these evaluations of each NEO’s individual performance in 2022, the Committee awarded Messrs. Jeremy B. Ford and Thompson 100% of target, Mr. Furr 125% of target, and Messrs. Schaffner and Winges 150% of target for their strategic and individual goals. The Committee also assessed risk and compliance performance for each NEO and determined that no reductions were warranted.

Based on the above financial and individual performance measures, the 2022 annual cash incentive payments were awarded as follows relative to the 2022 target value:

	2022 Annual	% of 2022 Target
Name	Incentive Payment ($)	Annual Incentive
Jeremy B. Ford	520,000	65%
William B. Furr	380,625	73%
Jerry L. Schaffner	756,838	122%
Stephen Thompson	480,000	40%
M. Bradley Winges	975,000	53%

See “NEO Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Annual Incentive Plan” for more information with respect to our stockholder-approved Annual Incentive Plan.

Discretionary Cash Bonuses

The Committee determined to award Mr. Schaffner an additional discretionary cash bonus of $210,000 based upon the strong results of PlainsCapital Bank and its significant contribution to Hilltop’s overall performance during 2022. The Committee also considered the achievement of the objectives contained in the strategic plan of PlainsCapital Bank. No other additional discretionary cash bonuses were paid for 2022 performance.

44	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

Long-Term Incentives

As described above, we believe that a portion of each NEO’s compensation should be tied to the performance of our stock price, aligning the officer’s interest with that of our stockholders. Additionally, we seek to grant at least 50% of each executive’s long-term incentives through PRSUs that vest based upon performance. When the Committee determines that it is appropriate to increase the value of long-term incentives based on prior year performance, at least 75% of the amount in excess of the target award is granted as PRSUs.

PRSUs granted in 2022 will be earned and cliff vest, subject to certain performance goals being met, after the three-year performance period from January 1, 2022 through December 31, 2024. The PRSUs provide that the percentage of performance-based shares that will vest at the end of the performance period will be determined based on Hilltop’s cumulative EPS relative to pre-established performance objectives, multiplied by a modifier that is determined based on Hilltop’s TSR relative to banks in the KBW Regional Banking Index. The EPS component of the performance calculation ranges from 50% at threshold (for results at 75% of the EPS goal) to 150% at maximum (for results at 125% of the EPS goal), and the TSR modifier ranges as follows:

PERFORMANCE	RANK	MODIFIER
Below Threshold	Below 25th percentile	80%
Threshold	25th percentile	80%
Target	50th percentile	100%
Stretch	75* percentile or above	120%

Accordingly, the total number of shares earned from the performance awards can range from 40% to 180% of the target number of PRSUs granted. No shares will be awarded if EPS results are below threshold. The calculation for the vesting of PRSUs is as follows:

3-YEAR EPS (50% to 150%)	X	3-YEAR TSR (80% to 120%)	=	PAYOUT PERCENTAGE (40% to 180%)

For example, if EPS is above stretch performance and Relative TSR is below threshold, the payout percentage would be as follows:

3-YEAR EPS (150%)	X	3-YEAR TSR (80%)	=	PAYOUT PERCENTAGE (120%)

TRSUs cliff vest on the third anniversary of the date of grant.

HILLTOP HOLDINGS 2023 Proxy Statement	45

EXECUTIVE COMPENSATION

All shares of common stock delivered pursuant to the RSUs granted to NEOs are subject to a one-year holding period requirement after vesting. All equity-based awards, including those made to the NEOs, prior to July 2020 were made pursuant to the 2012 Equity Incentive Plan. Since July 2020, all equity-based awards have been made pursuant to the 2020 Equity Incentive Plan, which was adopted by stockholders at the 2020 Annual Meeting of Stockholders held in July 2020. All equity-based awards made to the NEOs are approved by the Committee and not pursuant to delegated authority. Further discussion of the 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan pursuant to which such RSUs were awarded is found under “NEO Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” below.

2022 Long-Term Incentive Grants

In 2022, long-term incentive awards were made in consideration of each executive’s role, competitive market practice, and strong 2021 performance. Grants were made in the form of RSUs on February 8, 2022, to the following NEOs in the table below.

		TRSUs	PRSUs	PRSUs	Total RSUs	Total RSUs
	TRSUs	Awarded Grant	Awarded	Awarded Grant	Awarded	Awarded Grant
Name	Awarded (#)	Date Value ($)	(at Target) (#)	Date Value ($)	(at Target) (#)	Date Value ($)
Jeremy B. Ford	45,940	1,550,016	57,795	1,901,456	103,735	3,451,471
William B. Furr	12,227	412,539	17,412	572,855	29,639	985,394
Jerry L. Schaffner	9,263	312,534	12,967	426,614	22,230	739,148
Stephen Thompson	14,079	475,025	18,524	609,440	32,603	1,084,465
M. Bradley Winges	13,338	450,024	13,337	438,787	26,675	888,811

In 2022, Messrs. Furr and Winges received an additional grant of 11,258 and 8,892 TRSUs, respectively, that will cliff vest on the third anniversary of the respective date of grant. The additional TRSUs were granted in connection with Messrs. Furr and Winges entering into an amendment to their respective employment agreement as further discussed below.

2023 Long-Term Incentive Grants

On February 8, 2023, the Committee awarded long-term incentives through grants of RSUs as set forth in the table below. Grant values were again based on each executive’s role and competitive market practice, as well as 2022 performance. Given the reduced grant values reflecting the Company’s lower earnings in 2022, the Committee determined it was appropriate to award an equal mix of TRSUs and PRSUs.

		TRSUs	PRSUs	PRSUs	Total RSUs	Total RSUs
	TRSUs	Awarded Grant	Awarded	Awarded Grant	Awarded	Awarded Grant
Name	Awarded (#)	Date Value ($)	(at Target) (#)	Date Value ($)	(at Target) (#)	Date Value ($)
Jeremy B. Ford	38,147	1,287,080	38,146	1,255,003	76,293	2,542,083
William B. Furr	9,208	310,678	9,208	302,943	18,416	613,621
Jerry L. Schaffner	7,308	246,572	7,308	240,433	14,616	487,005
Stephen Thompson	10,523	355,046	10,523	346,207	21,046	701,253
M. Bradley Winges	13,154	443,816	13,154	432,767	26,308	876,583

46	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

Payout of the 2020-2022 PRSUs

The following table provides the calculation of the payout for the PRSUs granted in 2020, which resulted in 176% of the target number of shares being earned. Similar to the 2022 awards described above, payouts for the PRSUs granted in 2020 cliff vested in three years, or February 20, 2023, based on three-year cumulative EPS performance multiplied by a modifier of the payout based on our three-year TSR relative to the banks in the KBW Regional Banking Index. Shares vested from the 2020 PRSU grants are restricted from transfer until the first anniversary of the vesting date.

Metric	Threshold	Target	Maximum	Actual
Cumulative EPS	$3.90	$5.20	$6.50	$11.27
% of Target Payout	50%	100%	150%	150%
				x
Relative TSR percentile ranking	25th	50th	75th	72nd
Modifier	80%	100%	120%	118%
Final Payout				176%

Perquisites and Other Benefits

We provide various perquisites and other benefits to certain NEOs. Messrs. Jeremy B. Ford and William Furr are provided access to company aircraft for personal use and such personal use is treated as income to them. Mr. Schaffner is provided with a company-owned vehicle and country club membership for his use. Mr. Thompson is provided with a country club membership for his use. Otherwise, our NEOs generally receive only cell phone reimbursement, medical benefits, life insurance and long-term disability coverage, as well as matching contributions to the Company’s 401(k) program, on the same terms and conditions as generally available to all employees. See “NEO Compensation — All Other Compensation Table” below.

Compensation of Our Non-Executive Chairman of the Board

Gerald J. Ford, Chairman of the Board of Directors, provides us with significant value given his experience in the financial services industry, including mergers and acquisitions, capital and liquidity management and other operating matters, such as key personnel hires. On a very frequent basis, our Chairman and Chief Executive Officer discuss matters relating to the Company. Our Chairman also meets with the executive management of the Company to discuss matters related to the Company in scheduled meetings generally occurring each week. In addition, our Chairman is instrumental in the sourcing, negotiation and completion of acquisitions and dispositions. Accordingly, our Chairman, in addition to his strategic input, spends considerable time and efforts in guiding our business and executive management in creating value for stockholders.

In addition to the fees paid to our Chairman of the Board of Directors, we also grant the Chairman of the Board of Directors a restricted stock unit, or RSU, award representing 30,000 shares each year. This RSU award cliff vests on the third anniversary of the date of grant. The RSU award agreement also provides for pro rata vesting upon termination without cause, death or disability. Commencing in 2019, all equity award agreements, including the RSU awards granted to the Chairman of the Board of Directors, contain “double trigger” provisions, which require termination without cause within the six months preceding or the twelve months following a change in control in order for the equity awards to vest in connection with a change in control.

HILLTOP HOLDINGS 2023 Proxy Statement	47

EXECUTIVE COMPENSATION

The Committee evaluates the compensation of directors annually, including grants of RSUs to the Chairman of the Board of Directors. Given the experience and involvement of the Chairman of the Board of Directors, the Committee believes that the compensation paid to the Chairman of the Board of Directors is considerably less than the cost that we would incur to employ or retain an individual of comparable skill and experience to provide similar services to us.

Severance and Other Post-Termination Arrangements

We generally do not maintain any severance or change in control programs other than the change in control provisions in our 2012 Equity Incentive Plan and 2020 Equity Incentive Plan (with exceptions noted below). We have, however, historically paid severance, the amount of which is generally determined based on both length of tenure and level of compensation, when termination occurs other than for cause and pursuant to which certain benefits may be provided to the NEOs. Absent the negotiation of specific agreements with the NEOs, severance benefits generally will be provided on the same basis as provided to other employees of the Company.

Furr Employment Agreement

Pursuant to our employment agreement with Mr. Furr, as amended, upon termination of his employment by us other than for cause, Mr. Furr is entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the employment agreement, RSU award agreements or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination (collectively, the “Furr Accrued Amounts”) and a lump-sum cash payment equal to the sum of (i) his annual base salary rate immediately prior to the effective date of such termination, and (ii) an amount equal to the annual incentive cash bonus paid to him in respect of the calendar year immediately preceding the year of the termination, provided that Mr. Furr executes and delivers a release to the Company. If his employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “change in control,” he will be entitled to receive the Furr Accrued Amounts and a lump-sum cash payment equal to two times the sum of (i) his annual base salary rate immediately prior to the effective date of such termination and (ii) an amount equal to the annual incentive cash bonus paid to him in respect of the calendar year immediately preceding the year of the termination, provided that Mr. Furr executes and delivers a release to the Company. The immediately foregoing cash amount represents a “double trigger” benefit. Finally, if any payment made as a result of a change in control would constitute a “parachute payment” as defined under Section 280G of the Internal Revenue Code, or the Code, the benefits payable will be reduced to $1 below the parachute limit.

Mr. Furr’s employment agreement was amended on August 30, 2022, to extend the term of the agreement to August 31, 2025, and extend the employee non-solicitation provision, among other changes to be consistent with other employment agreements with the Company. In connection with Mr. Furr entering into the amendment to his employment agreement, he received an additional grant of 11,258 TRSUs that will cliff vest on the third anniversary of the date of grant.

48	HILLTOP HOLDINGS 2023 Proxy Statement

EXECUTIVE COMPENSATION

Schaffner Retention Agreement

On November 30, 2012, in connection with the Company’s acquisition of PlainsCapital, the Company entered into a retention agreement with Mr. Schaffner. If Mr. Schaffner’s employment contract is terminated by the Company for cause, by Mr. Schaffner or due to his death or disability (as such terms are defined below), he or his estate, as applicable, is entitled to:

●	his annual base salary through the date of termination, to the extent not already paid and not deferred;
●	any annual bonus earned for a prior award period, to the extent not already paid and not deferred;
●	any business expenses he incurred that are not yet reimbursed as of the date of termination; and
●	any other amounts or benefits, including all unpaid and/or vested, nonforfeitable amounts owing or accrued to him, required to be paid or provided or which he is eligible to receive under any plan, program, policy or practice or contract or agreement, to the extent not already paid and not deferred, through the date of termination.

In addition, if Mr. Schaffner’s employment is terminated, he or his estate, as applicable, is entitled to a lump-sum cash payment equal to $2,448,000, which represents the amount Mr. Schaffner would have been entitled to receive under his prior employment agreement with PlainsCapital if his employment was terminated at the time of our acquisition of PlainsCapital, plus interest from November 30, 2012.

Thompson Employment Agreement

In connection with the promotion of Mr. Thompson as President and Chief Executive Officer of PrimeLending, on October 25, 2019, the Company and Mr. Thompson entered into an employment agreement that became effective as of January 1, 2020. The employment agreement remained in effect until December 31, 2022. On December 31, 2022, the employment agreement was amended to extend its term until December 31, 2025, to remove certain provisions no longer applicable and modify other provisions to be consistent with other employment agreements of the Company. If the employment agreement, as amended, is terminated by the Company for “cause” (as such term is defined in the amended employment agreement), Mr. Thompson will be entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the employment agreement, RSU award agreements or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination (collectively, the “Thompson Accrued Amounts”), provided that Mr. Thompson executes and delivers a release to the Company. With respect to a termination resulting from Mr. Thompson’s death or disability, Mr. Thompson (or his estate) will be entitled to receive (i) the Thompson Accrued Amounts, (ii) an amount equal to the cost of COBRA for Mr. Thompson and his immediate family for a period of twelve months following such termination of employment and (iii) a pro rata portion of his target Incentive Bonus for such period, provided that Mr. Thompson (or his estate) executes and delivers a release to the Company.

HILLTOP HOLDINGS 2023 Proxy Statement	49

EXECUTIVE COMPENSATION

If Mr. Thompson’s employment is terminated by the Company without “cause” (other than pursuant to a “Change in Control” (as such term is defined in the amended employment agreement)), Mr. Thompson will be entitled to receive the Thompson Accrued Amounts and, subject to his execution and delivery to the Company of a release, (i) a lump-sum cash payment equal to the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the Incentive Bonus paid to him in respect of the calendar year immediately preceding the year of the termination, and (ii) an amount equal to the cost of COBRA for his immediate family and himself for a period of twelve months following such termination of employment.

If Mr. Thompson’s employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “Change in Control,” Mr. Thompson will be entitled to receive the Thompson Accrued Amounts and (i) a lump-sum cash payment equal to two times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the Incentive Bonus paid to him in respect of the calendar year immediately preceding the year of the termination and (ii) an amount equal to the cost of COBRA for his immediate family and himself for a period of twelve months following such termination of employment, provided that Mr. Thompson executes and delivers a release to the Company. Pursuant to RSU award agreements, any unvested RSU awards also will vest if Mr. Thompson is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “Change in Control.” The foregoing benefits described in this paragraph represent “double trigger” benefits. Notwithstanding the above, any amounts payable to Mr. Thompson upon a “Change in Control” shall not constitute a “parachute payment” and will be reduced accordingly.

Winges Employment Agreement

The Company entered into an employment agreement with Mr. Winges that became effective upon his commencement of his employment with us on February 20, 2019. The employment agreement remained in effect until February 20, 2022. On March 31, 2022, the employment agreement was amended to extend its term until February 20, 2025, to remove certain provisions no longer applicable and add and modify other provisions to be consistent with other employment agreements of the Company. If the employment agreement, as amended, is terminated by the Company for “cause” (as such term is defined in the amended employment agreement), Mr. Winges will be entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the employment agreement, RSU award agreements or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination (collectively, the “Winges Accrued Amounts”), provided that Mr. Winges executes and delivers a release to the Company. With respect to a termination resulting from Mr. Winges’s death or disability, Mr. Winges (or his estate) will be entitled to receive (i) the Winges Accrued Amounts and (iii) a pro rata portion of his target Incentive Bonus for such period, provided that Mr. Winges (or his estate) executes and delivers a release to the Company.

If Mr. Winges’s employment is terminated by the Company without “cause” (other than pursuant to a “Change in Control” (as such term is defined in the amended employment agreement)), Mr. Winges will be entitled to receive the Winges Accrued Amounts and, subject to his execution and delivery to the Company of a release, a lump-sum cash payment equal to the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the Incentive Bonus paid to him in respect of the calendar year immediately preceding the year of the termination.

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EXECUTIVE COMPENSATION

If Mr. Winges’s employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “Change in Control,” Mr. Winges will be entitled to receive the Winges Accrued Amounts and a lump-sum cash payment equal to two times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the Incentive Bonus paid to him in respect of the calendar year immediately preceding the year of the termination; provided that Mr. Winges executes and delivers a release to the Company. Pursuant to RSU award agreements, any unvested RSU awards also will vest if Mr. Winges is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “Change in Control.” The foregoing benefits described in this paragraph represent “double trigger” benefits. Notwithstanding the above, any amounts payable to Mr. Winges upon a “Change in Control” shall not constitute a “parachute payment” and will be reduced accordingly.

Incentive Plans

2012 Equity Incentive Plan

The 2012 Equity Incentive Plan, under which we have granted awards to the NEOs, contains specific termination and change in control provisions. Notwithstanding those provisions, for equity grants after January 1, 2019, all equity award agreements contain “double trigger” provisions, which require termination without cause within the six months preceding or the twelve months following a change in control for the equity awards to vest in connection with a change in control. Further discussion of the change in control payments that may be made pursuant to the 2012 Equity Incentive Plan may be found in the “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” section below.

2020 Equity Incentive Plan

The 2020 Equity Incentive Plan was approved by the Board of Directors on April 30, 2020, and approved by our stockholders on July 23, 2020. Upon a change in control of Hilltop, awards will not vest unless the participant incurs a termination of service by us without cause or by the participant for good reason within six months prior to or twelve months following the change in control. A change in control generally includes (i) the acquisition by a third-party of 33% or more of the outstanding voting stock or equity securities of Hilltop, (ii) a merger, reorganization, consolidation, or similar transaction with a third-party after which the stockholders of Hilltop do not retain over 50% of the outstanding voting stock or equity securities following the transaction, (iii) a majority of the members of our Board of Directors are members who were not appointed by the then existing Board of Directors, or (iv) the complete liquidation or dissolution of Hilltop. In connection with a change in control, outstanding awards may be converted into new awards; exchanged or substituted for new awards; or canceled for no consideration, provided participants were given notice and an opportunity to purchase or exercise such awards, or cancelled and cashed out based on the positive difference between the per share amount to be received in connection with the transaction and the purchase/exercise price per share of the award, if any. Further discussion of the change in control payments that may be made pursuant to the 2020 Equity Incentive Plan may be found in the “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” section below.

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EXECUTIVE COMPENSATION

Annual Incentive Plan

The Annual Incentive Plan, pursuant to which annual incentive bonuses are awarded, does not contain specific change in control provisions. Accordingly, the Committee, in its discretion, may determine what constitutes a change in control and what effects such an event may have on any awards made pursuant to such plan.

Executive Compensation Process

Role of the Compensation Committee

The Committee is responsible for reviewing and approving all aspects of the compensation programs for our NEOs and making all decisions regarding specific compensation to be paid or awarded to them. The Committee is responsible for, among its other duties, the following:

●	Review and approval of corporate incentive goals and objectives relevant to compensation;
●	Evaluation of individual performance results in light of these goals and objectives;
●	Evaluation of the competitiveness of the total compensation package;
●	Approval of any changes to the total compensation package, including, but not limited to, base salary, annual and long-term incentive award opportunities and payouts and retention programs; and
●	Approval of any employment contract or other written agreement with any executive of the Company or its subsidiaries.

The Committee is responsible for determining all aspects of compensation of the Chief Executive Officer, as well as assessing his individual performance.

In setting the compensation of our NEOs, the Committee, in its discretion, considers (i) the transferability of managerial skills, (ii) the relevance of each NEO’s experience to other potential employees, and (iii) the readiness of the NEO to assume a different or more significant role, either within our organization or with another organization. When the Committee makes pay-related decisions, the Committee considers our acquisition and growth strategy, our desire to attract, retain and motivate talent, and the importance of compensation in supporting the achievement of our strategic objectives.

Information about the Committee and its composition, responsibilities and operations can be found under the “Board Committees” section above.

Role of the Chief Executive Officer in Compensation Decisions

The Chief Executive Officer provides input and recommendations to the Committee regarding compensation decisions for his direct reports, including the other NEOs. These recommendations are made within the framework of the compensation programs approved by the Committee and based on market data provided by the Committee’s independent consultant. The input includes base salary changes, annual incentive and long-term incentive opportunities and payouts, specific individual performance objectives, and individual performance assessments. The Chief Executive Officer makes recommendations based on his assessment of the individual officer’s performance, performance of the officer’s respective business or function and employee retention considerations. The Committee reviews and considers the Chief Executive Officer’s recommendations when determining any compensation changes affecting our executive officers.

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EXECUTIVE COMPENSATION

Role of Compensation Consultant

Pursuant to its charter, the Committee is authorized to retain and terminate any consultant, as well as to approve the consultant’s fees and other terms of the engagement. The Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. In 2022, the Committee continued its engagement of Meridian Compensation Partners, LLC, or Meridian, as its independent compensation consultant. Meridian is engaged directly by the Committee.

Pursuant to its engagement, Meridian provides research, data analyses, survey information and design expertise in developing compensation programs for executives and incentive programs for eligible employees. In addition, Meridian keeps the Committee apprised of regulatory developments and market trends related to executive compensation practices. Meridian does not determine or recommend the exact amount or form of executive compensation for any of the NEOs. A representative of Meridian generally attends meetings of the Committee, is available to participate in executive sessions of the Committee and communicates directly with the Committee and the chairman of the Committee.

Pursuant to the Committee’s charter, if the Committee elects to use a compensation consultant, the Committee must assess the consultant’s independence, taking into account the following factors:

●	The provision of other services to the Company by the consultant;
●	The amount of fees the consultant received from the Company;
●	The policies and procedures the consultant has in place to prevent conflicts of interest;
●	Any business or personal relationships between the consulting firm and the members of the Committee;
●	Any ownership of Company stock by the individuals at the firm performing consulting services for the Committee; and
●	Any business or personal relationship of the firm with an executive officer of the Company.

Meridian has provided the Committee with appropriate assurances and confirmation of its independent status pursuant to these and other factors. The Compensation Committee evaluated whether the work provided by Meridian raised any conflict of interest, and determined that Meridian has been independent throughout its service for the Committee and no conflict of interest was raised by the work of Meridian described in this Proxy Statement.

Peer Group and Benchmarking Approach

The Committee regularly assesses the components of the executive compensation program with advice from its independent compensation consultant. In July 2021, Meridian provided an analysis of base salary, annual incentive and long-term incentive practices of comparable companies in the financial industry. Meridian considered individual compensation elements as well as the total compensation package. This analysis was considered by the Committee when it established 2022 pay opportunities for executives.

In performing this analysis, Meridian developed market data using publicly disclosed compensation information from a peer group of comparable financial institutions, as well as compensation surveys. Survey data reflected financial institutions of similar size to Hilltop and our operating subsidiaries. The Committee did not review the specific companies included in the survey data.

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EXECUTIVE COMPENSATION

The compensation peer group includes institutions of generally similar asset size and, to the extent possible, organizations with significant other operating segments and non-interest income. The following parameters also are considered in developing a peer group: region, peer group size and other unique screening factors. In evaluating the peer group, the Committee considers that our combination of businesses adds complexity relative to other banks with similar asset sizes.

The following banks were included in the peer group for Meridian’s market study in July 2021:

Ameris Bancorp	First Midwest Bancorp, Inc.	Simmons First National Corporation
BancFirst Corporation	Flagstar Bancorp, Inc.	South State Corporation
BancorpSouth Bank	Hancock Whitney Corporation	TowneBank
Cadence Bancorporation	Independent Bank Group, Inc.	Trustmark Corporation
Commerce Bancshares, Inc.	International Bancshares Corporation	UMB Financial Corporation
First Financial Bancorp.	Prosperity Bancshares, Inc.	Umpqua Holdings Corporation
First Financial Bankshares, Inc.	Renasant Corporation	WesBanco, Inc.

With Meridian’s assistance, the Committee reviewed the peer group in July 2022 and determined to make changes to the group based upon merger and acquisition and other activity among the peers. The review resulted in the removal of BancorpSouth Bank, Cadence Bancorporation, First Midwest Bancorp, Inc. and South State Corporation, and the addition of Associated Banc-Corp, Texas Capital Bancshares, Inc., United Bankshares, Inc and FB Financial Corporation.

Risk Considerations in Our Compensation Program

We do not believe that our compensation policies and practices for 2022 gave rise to risks that were reasonably likely to have a material adverse effect on our Company. In reaching this conclusion for 2022, we considered the following factors:

●	Base salary is fixed and the only compensation components that are variable are the annual incentives and PRSUs awarded to NEOs, which were awarded based upon attainment of pre-determined levels of earnings.
●	Annual Incentive Plan payments to the NEOs were determined or approved following the completion of the audit of the Company’s consolidated financial statements by the Company’s independent registered public accounting firm. Thus, the Committee had ample knowledge of the financial condition and results of the Company, as well as reports of other committees of the Board of Directors, upon which to base its decisions.
●	We have a balanced program that includes multiple performance goals, rewards short-term and multi-year performance, pays in cash and equity and provides a meaningful portion of pay in stock, which is tied to our long-term performance.
●	Annual Incentive Plan and 2020 Equity Incentive Plan awards are subject to clawback and adjustments for improper risk taking and significant compliance issues.
●	Each year the Committee reviews all compensation programs to ensure existing programs are not reasonably likely to have a material adverse effect on the Company.

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EXECUTIVE COMPENSATION

Executive Compensation Programs and Policies

Stock Ownership Guidelines

In February 2014, the Committee recommended, and the Board of Directors adopted, a stock ownership policy applicable to our executive officers and directors. Within five years of the later of appointment or the date the policy was adopted, executive officers are required to achieve and maintain ownership of a defined market value of Company common stock equal to a minimum number of equity or equity-based securities as follows:

●	Six times annual base salary for the Chief Executive Officer; and
●	Three times annual base salary for the other executive officers.

Under this policy, directors are expected to own shares with a value greater than five times their annual retainer for serving on the Board of Directors of the Company, unless they are subject to certain restrictions on receiving director fees, or fees in the form of stock. Our director compensation program permits directors to elect to receive their director compensation in cash, Company common stock or a combination of cash and Company common stock.

In calculating equity ownership for purposes of the stock ownership guidelines, we include all shares beneficially owned by an individual, such as shares owned by an individual in the Company’s benefit plans (e.g., 401(k) and Employee Stock Purchase Plan), shares of restricted stock and shares with respect to which an individual has voting or investment power. Unexercised stock options and unearned performance shares are excluded when determining ownership for these purposes.

Executive officers are expected to hold 50% of any net shares received through compensatory equity-based grants until the ownership guidelines are achieved. Once such officer achieves the ownership requirement, he or she is no longer restricted by this holding requirement, provided his or her total stock ownership level does not fall below the ownership guidelines.

In addition, all awards of RSUs granted since February 2014 to NEOs are, subject to certain exceptions, required to be held for one year after vesting.

As of April 25, 2023, all NEOs are on track to meet the ownership guidelines.

Clawback Policy

Our compensation program also includes a clawback from any annual cash or long-term incentive award for improper risk taking and significant compliance issues. Annual Incentive Plan, 2012 Equity Incentive Plan and 2020 Equity Incentive Plan awards are subject to any clawback, recoupment or forfeiture provisions (i) required by law or regulation and applicable to Hilltop or its subsidiaries or (ii) set forth in any policies adopted or maintained by Hilltop or any of its subsidiaries.

In October 2022, the SEC adopted new Rule 10D-1 under the Exchange Act, which requires national securities exchanges, including the NYSE, to establish listing standards relating to executive officer incentive compensation clawback and disclosure rules. The Company intends to monitor the development of NYSE’s final listing standards and plans to amend its existing compensation recoupment policy, as appropriate, in accordance with requirements of NYSE’s final listing standards.

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EXECUTIVE COMPENSATION

Trading Controls and Hedging, Short Sale and Pledging Policies

Executive officers, including the NEOs, are required to receive the permission of the General Counsel prior to entering into any transactions in our securities, including gifts, grants and those involving derivatives. Generally, trading is permitted only during announced trading periods. Employees who are subject to trading restrictions, including the NEOs, may enter into a trading plan under Rule 10b5-1 under the Exchange Act. These trading plans may be entered into only during an open trading period and must be approved by the General Counsel. We previously required trading plans to include a waiting period and the trading plans may not be amended during their term. We have adopted the new rules promulgated by the SEC with respect to 10b5-1 trading plans. The NEO bears full responsibility if he or she violates our policy by permitting shares to be bought or sold without pre-approval or when trading is restricted.

Executive officers are prohibited from entering into hedging, short sale and derivative transactions and are subject to restrictions on pledging our securities. All employees are prohibited from hedging or pledging unvested RSUs.

Tax Considerations

The Committee continues to reserve flexibility to provide compensation arrangements that it believes are consistent with its compensation philosophy even if the arrangements will result in non-deductible compensation.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Hilltop Holdings Inc. has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

The foregoing report has been submitted by the following members of the Compensation Committee:

A. Haag Sherman (Chairman)		Rhodes Bobbitt

	William T. Hill, Jr.		Andrew Littlefair

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EXECUTIVE COMPENSATION

NEO COMPENSATION

The following tables set forth information concerning the compensation earned for services performed during 2022, 2021 and 2020 by the NEOs, who were either serving in such capacities on December 31, 2022, during 2022, or are reportable pursuant to applicable SEC regulations.

Summary Compensation Table

Fiscal Years 2022, 2021 and 2020

								Change in
								Pension Value
								and Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation
Name and principal position	Year	($)	(a)($)	(b)($)		($)	(c)($)	(d)($)	(e)($)	Total ($)
Jeremy B. Ford	2022	800,000	—	3,451,471		—	520,000	—	118,435	4,889,906
President and	2021	793,269	—	4,322,657		—	1,385,775	—	176,996	6,678,697
Chief Executive Officer	2020	768,269	—	3,780,651	(f)	—	1,433,750	—	112,314	6,094,984
William B. Furr	2022	570,192	—	1,285,419		—	380,625	—	17,306	2,253,542
Executive Vice President and	2021	536,538	—	867,730		—	866,109	—	12,940	2,283,317
Chief Financial Officer	2020	495,962	500,000	485,319		—	832,500	—	10,530	2,324,311
Jerry L. Schaffner	2022	676,154	210,000	739,148		—	756,838	22,693	67,196	2,472,029
President and Chief Executive	2021	657,308	—	534,229		—	922,486	3,806	58,315	2,176,144
Officer of the Bank	2020	643,269	140,000	412,524		—	789,750	14,367	58,556	2,058,466
Stephen Thompson	2022	800,000	—	1,084,465		—	480,000	—	44,971	2,409,436
President and Chief Executive	2021	779,808	—	1,009,797		—	1,893,166	—	42,057	3,724,828
Officer of PrimeLending	2020	722,115	2,225,000	416,204	(g)	—	1,341,250	—	47,068	4,751,637
M. Bradley Winges	2022	500,000	—	1,150,325		—	975,000	—	20,176	2,645,501
President and Chief Executive	2021	500,000	—	755,741		—	1,311,292	—	11,807	2,578,840
Officer of Hilltop Securities	2020	500,000	630,000	582,388		—	2,061,339	—	11,544	3,785,271

(a)	Represents discretionary bonuses paid for services during 2022, 2021 and 2020, as applicable.
(b)	Reflects the grant date fair value calculated in accordance with the provisions of the Stock Compensation Topic of the ASC, in accordance with the assumptions described in Note 21 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, with the exception that the amounts shown assume no forfeitures. The value of performance-based stock awards is based on the probable outcome of the applicable performance conditions. The following table presents the value of performance-based awards included in the table above based on the achievement of both probable and maximum outcomes:

		Performance-Based Stock Awards
Name	Year	(Probable Achievement) ($)	(Maximum Achievement) ($)
Jeremy B. Ford	2022	1,901,456	2,852,183
	2021	2,663,890	3,995,835
	2020	1,411,878	2,117,817
William B. Furr	2022	572,855	859,282
	2021	536,422	804,633
	2020	235,317	352,975
Jerry L. Schaffner	2022	426,614	639,921
	2021	295,460	443,189
	2020	200,010	300,014
Stephen Thompson	2022	609,440	914,159
	2021	684,717	1,027,076
	2020	141,186	211,779
M. Bradley Winges	2022	438,787	658,181
	2021	405,717	608,575
	2020	282,371	423,557

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EXECUTIVE COMPENSATION

(c)	For 2022, represents cash awards earned under the Annual Incentive Plan for services during 2022, but paid in February 2023. For 2021, represents cash awards earned under the Annual Incentive Plan for services during 2021, but paid in February 2022. For 2020, represents cash awards earned under the Annual Incentive Plan for services during 2020, but paid in March 2021.
(d)	Represents interest earned on non-qualified deferred compensation contributions to Mr. Schaffner during 2022, 2021 and 2020, as applicable. For additional information, see “— Non-Qualified Deferred Compensation.”
(e)	Includes amounts paid during 2022, 2021 and 2020, as applicable, for group life insurance premiums, auto allowance, club expenses, use of company car and aircraft, moving expenses and cellular phone reimbursement, which is described in more detail in the table below.
(f)	Includes 41,667 time-based RSUs granted to Mr. Jeremy B. Ford in connection with the sale of National Lloyds Corporation.
(g)	Includes 5,014 time-based RSUs granted to Mr. Thompson in connection with his promotion to CEO of PrimeLending effective January 1, 2020.

All Other Compensation
			Gross-Ups or	Company
			Other Amounts	Contributions
		Perquisites	Reimbursed	to Defined
		and Personal	for the Payment	Contribution	Insurance	Total All Other
		Benefits	of Taxes	Plans	Policies	Compensation
Name	Year	(a)($)	($)	($)	(b)($)	($)
Jeremy B. Ford	2022	107,015	—	10,250	1,170	118,435
	2021	166,076	—	9,750	1,170	176,996
	2020	101,394	—	9,750	1,170	112,314
William B. Furr	2022	5,886	—	10,250	1,170	17,306
	2021	2,410	—	9,750	780	12,940
	2020	—	—	9,750	780	10,530
Jerry L. Schaffner	2022	45,894	—	10,250	11,052	67,196
	2021	42,336	—	9,750	6,229	58,315
	2020	42,642	—	9,750	6,164	58,556
Stephen Thompson	2022	29,573	—	10,250	5,148	44,971
	2021	27,159	—	9,750	5,148	42,057
	2020	33,964	—	9,750	3,354	47,068
M. Bradley Winges	2022	6,572	—	10,250	3,354	20,176
	2021	263	—	9,750	1,794	11,807
	2020	—	—	9,750	1,794	11,544

(a)	Year 2022: For Mr. Jeremy B. Ford, reflects personal use of company airplane of $107,015. For Mr. Furr, reflects personal use of company airplane of $5,886. For Mr. Schaffner, reflects a car allowance of $24,000, club expenses of $17,899, personal use of company automobile of $2,795 and cellular phone reimbursement of $1,200. For Mr. Thompson, reflects a car allowance of $12,000, club expenses of $16,373 and cellular phone reimbursement of $1,200. For Mr. Winges, reflects club expenses of $6,572. Personal use of company aircraft is calculated on a per mile basis utilizing SIFL rates published by the IRS.
(b)	Reflects group term life insurance premiums paid for Messrs. Jeremy B. Ford, Furr, Thompson and Winges, as applicable. Year 2022: For Mr. Schaffner, represents bank-owned life insurance of $1,146 and group term life insurance of $9,906. Group term life insurance is made available to all employees.

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

Grants of Plan-Based Awards Table

Fiscal Year 2022

								All Other
								Stock Awards:	Grant Date
		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			Number of	Fair Value of
		Incentive Plan Awards (a)			Incentive Plan Awards (b)			Shares of	Share and
		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Option Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(c)(#)	(d)($)
Jeremy B. Ford	2/8/2022							45,940	1,550,016
	2/8/2022				28,898	57,795	86,693		1,901,456
	2/8/2022	400,000	800,000	1,480,000
William B. Furr	2/8/2022							12,227	412,539
	2/8/2022				8,706	17,412	26,118		572,855
	2/8/2022	262,500	525,000	971,250
	8/30/2022							11,258	300,026
Jerry L. Schaffner	2/8/2022							9,263	312,534
	2/8/2022				6,484	12,967	19,451		426,614
	2/8/2022	310,000	620,000	1,147,000
Stephen Thompson	2/8/2022							14,079	475,025
	2/8/2022				9,262	18,524	27,786		609,440
	2/8/2022	600,000	1,200,000	2,220,000
M. Bradley Winges	2/8/2022							13,338	450,024
	2/8/2022				6,669	13,337	20,006		438,787
	2/8/2022	925,000	1,850,000	3,422,500
	4/1/2022							8,892	261,514

(a)	Represent the value of potential payments under the Annual Incentive Plan to the NEOs based on 2022 performance. Management incentive award amounts shown above represent potential awards that may have been earned based on performance during 2022. The actual amounts earned pursuant to Annual Incentive Plan awards for 2022 are reported in the “Summary Compensation Table” above. For more information regarding the Annual Incentive Plan, see below and also refer to “Compensation Discussion and Analysis” in this Proxy Statement.
(b)	Represents performance-based RSUs that vest based upon the achievement of certain performance goals during the three-year period beginning January 1, 2022 and ending December 31, 2024. These RSUs were issued pursuant to the 2020 Equity Incentive Plan and a form of award agreement and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the 2020 Equity Incentive Plan and the form of award agreement. Performance-based RSU award amounts shown above do not reflect the impact of the TSR modifier. For additional information, see “Compensation Discussion and Analysis — Compensation Program Philoshophy and Objections” and “Compensation Discussion and Analysis — Elements of our Executive Compensation Program — Long-Term Incentive Awards.”
(c)	Represents time-based RSUs that cliff vest upon the third anniversary of the date of grant. These RSUs were issued pursuant to the 2020 Equity Incentive Plan and a form of award agreement and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the 2020 Equity Incentive Plan and the form of award agreement. For additional information, see “Compensation Discussion and Analysis — Elements of our Executive Compensation Program — Long-Term Incentives.”
(d)	Reflects the grant date fair value calculated in accordance with the provisions of the Stock Compensation Topic of the ASC. The value of the performance-based stock awards is based on the probable outcome of the applicable performance conditions. For more information regarding outstanding awards held by the NEO, refer to section “Outstanding Equity Awards at Fiscal Year-End” below.

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EXECUTIVE COMPENSATION

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Contracts and Incentive Plans

Set forth below is a summary of our employment agreements with Messrs. Furr, Schaffner, Thompson and Winges. We do not have an employment agreement with Mr. Jeremy B. Ford. Also set forth below is a description of our incentive plans, pursuant to which the awards included in the “Outstanding Equity Awards at Fiscal Year-End Table” below were made to our NEOs. The Compensation Committee believes that the arrangements described below serve our interests and the interests of our stockholders because they help secure the continued employment and dedication of our NEOs prior to or following a change in control, without concern for their own continued employment.

Employment Contracts

Mr. Furr.  In connection with the appointment of Mr. Furr as Chief Financial Officer of the Company, the Company and Mr. Furr entered into an employment agreement effective as of September 1, 2016. The employment agreement remained in effect until the third anniversary of the effective date. In August 2019, the employment agreement was amended to extend its term until August 31, 2022. The employment agreement with Mr. Furr was further amended on August 30, 2022 to extend the term to August 31, 2025. Pursuant to this amended agreement, Mr. Furr is entitled to a minimum annual base salary of $575,000 and is eligible to participate in (1) an annual incentive bonus program adopted by the Compensation Committee of the Board of Directors of the Company, or whomever is delegated such authority by the Board of Directors, and (2) any long-term incentive award programs adopted by the Compensation Committee, or whomever is delegated such authority by the Board of Directors. Mr. Furr also is entitled to reimbursement of employment-related expenses and to participate in the employee benefit programs generally available to employees of the Company. The agreement also includes, among other things, customary non-competition, non-solicitation and confidentiality provisions. Mr. Furr’s non-competition and non-solicitation obligations continue for 24 months following the earlier of (i) his termination and (ii) the termination of his employment agreement. In consideration for the addition of the 24-month customer non-solicitation provision and the increased time period of the employee non-solicitation provision from twelve to 24 months, as well as other additional provisions, the first amendment to the employment agreement provided that Mr. Furr was entitled to receive a grant of RSUs having an aggregate fair market value of $325,000 on the date of grant. As consideration for Mr. Furr entering into a second amendment to employment with the Company, Mr. Furr was entitled to receive a grant of RSUs having an aggregate fair market value of $300,000 on the date of grant. For a description of compensation and benefits to which Mr. Furr is entitled in the event of his termination or a change in control, see “Potential Payments Upon Termination or Change-in-Control” below.

Mr. Schaffner.  On November 30, 2012, in connection with the Company’s acquisition of PlainsCapital, the Company entered into a retention agreement with Mr. Schaffner. The retention agreement provides for an initial term of two years, with automatic one-year renewals at the end of the first year of the agreement and each anniversary thereof unless notice has been given otherwise. Pursuant to the agreement, Mr. Schaffner’s minimum annual base salary is $525,000. He is also entitled to an annual bonus that varies based upon the performance of PlainsCapital. If PlainsCapital’s annual net income is greater than $15,000,000, Mr. Schaffner is entitled to a bonus equal to the average of his annual bonus in the prior three calendar years. Additionally, in accordance with the agreement, Mr. Schaffner is entitled to participate in all of the Company’s employee benefit plans and programs. Further, the agreement provides

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that the Company will provide Mr. Schaffner with the use of corporate aircraft and an automobile allowance, each at the same level that such benefits were available to Mr. Schaffner immediately prior to our acquisition of PlainsCapital. He continues to have bank-owned life insurance and access to the country club that was available to him through PlainsCapital’s membership prior to our acquisition of PlainsCapital. For a description of compensation and benefits to which Mr. Schaffner is entitled in the event of his termination or a change in control, see “Potential Payments Upon Termination or Change-in-Control” below.

Mr. Thompson.  In connection with the promotion of Mr. Thompson as President and Chief Executive Officer of PrimeLending, on October 25, 2019, the Company and Mr. Thompson entered into an employment agreement that became effective as of January 1, 2020. The employment agreement remained in effect until December 31, 2022. In December 2022, the employment agreement was amended to extend its term until December 31, 2025, which will remain in effect until December 31, 2025. Pursuant to this amended employment agreement, Mr. Thompson is entitled to a minimum annual base salary of $800,000 and is eligible to participate in (1) an annual incentive bonus program adopted by the Compensation Committee of the Board of Directors of the Company, or whomever is delegated such authority by the Board, and (2) any long-term incentive award programs adopted by the Compensation Committee, or whomever is delegated such authority by the Board. Mr. Thompson also is entitled to reimbursement of employment-related expenses and to participate in the employee benefit programs generally available to employees of the Company. The agreement also includes, among other things, customary non-competition, non-solicitation and confidentiality provisions. Mr. Thompson’s non-competition obligations continue for 12 months following his termination, and Mr. Thompson’s non-solicitation obligations continue for 18 months following the earlier of (i) his termination and (ii) the termination of his employment agreement. Additionally, pursuant to his employment agreement, Mr. Thompson received a sign-on grant of RSUs having an aggregate fair market value of $125,000 on the date of grant. With respect to calendar year 2020, the employment agreement provided that the value of his long-term incentive award granted in 2020 was at least $300,000. As consideration for Mr. Thompson entering into a first amendment to employment with the Company, Mr. Thompson was entitled to receive a grant of RSUs having an aggregate fair market value of $300,000 on the date of grant. For a description of compensation and benefits to which Mr. Thompson is entitled in the event of his termination or a change in control, see “Potential Payments Upon Termination or Change-in-Control” below.

Mr. Winges.  The Company entered into an employment agreement with Mr. Winges effective upon commencement of his employment with us on February 20, 2019. The employment agreement remained in effect until February 20, 2022. In March 2022, the employment agreement was amended to extend its term until February 20, 2025. Pursuant to this amended agreement, Mr. Winges is entitled to an annual base salary of $500,000 and is eligible to participate in (1) an annual incentive bonus program adopted by the Compensation Committee of the Board of Directors of the Company, or whomever is delegated such authority by the Board, and (2) any long-term incentive award programs adopted by the Compensation Committee, or whomever is delegated such authority by the Board. The agreement also includes, among other things, customary non-interference and non-disparagement provisions. Mr. Winges’ non-interference obligations continue for 18 months following the earlier of (i) his termination and (ii) termination of his employment agreement. In consideration for the addition of the non-interference and non-disparagement provisions, as well as other additional provisions, the amended employment agreement provided that Mr. Winges was entitled to receive a grant of 8,892 RSUs.

Mr. Winges received a sign-on cash bonus of $1,500,000 on the effective date of his original employment. This sign-on bonus was paid to offset bonus compensation forfeited at his prior employer. As discussed in more detail below, this sign-on bonus also would have offset any amounts payable if Mr. Winges had been terminated in the first year of his

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employment. Mr. Winges’s original employment agreement also provided for the reimbursement of up to $400,000 of out-of-pocket costs related to Mr. Winges’s relocation to Dallas, Texas and a gross-up of any such expenses not deductible by him. We believed this amount to be reasonable given our requirement that he move to the Dallas, Texas metroplex on an expedited basis. With respect to calendar year 2019, the original employment agreement provided that Mr. Winges was entitled to a minimum annual cash incentive bonus of $1,000,000 and the value of his long-term incentive award to be granted in 2020 was at least $500,000.

Mr. Winges’s original employment agreement also provided for a grant of 83,000 TRSUs to offset compensation forfeited from Mr. Winges’s prior employer. The original employment agreement provided that if Mr. Winges had been terminated without “cause” or due to death or disability within one year of the effective date, he would have received a payment of $2,000,000 less any salary and incentives received during his employment, and this payment would be in lieu of any shares vesting from the grant of TRSUs. Following the first anniversary of his employment, if he is terminated without cause he will receive a lump-sum cash payment equal to one times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the annual incentive cash bonus paid to him in respect of the calendar year immediately preceding the year of the termination. Any unvested portion of the 83,000 TRSUs also will vest in full if such termination, or a termination as a result of death or disability, occurs on or after the first anniversary of the effective date of his employment. For a description of compensation and benefits to which Mr. Winges is entitled in the event of his termination or a change in control, see “Potential Payments Upon Termination or Change-in-Control” below.

Equity Incentive Plans

On September 20, 2012, our stockholders approved the 2012 Equity Incentive Plan, which provides for the grant of equity-based awards, including restricted shares of our common stock, RSUs, stock options, grants of shares, stock appreciation rights, or SARs, and other equity-based incentives, to our directors, officers and other employees and those of our subsidiaries selected by our Compensation Committee. At inception, 4,000,000 shares were authorized for issuance pursuant to the 2012 Equity Incentive Plan. On June 15, 2017, our stockholders reapproved the performance goals contained in the 2012 Equity Incentive Plan. All shares granted and outstanding pursuant to the 2012 Equity Incentive Plan, whether vested or unvested, are entitled to receive dividends and to vote, unless forfeited. All other awards, including RSUs, are not entitled to dividends nor to vote. No participant in our 2012 Equity Incentive Plan may be granted performance-based equity awards in any fiscal year representing more than 500,000 shares of our common stock or stock options or SARs representing in excess of 750,000 shares of our common stock. The maximum number of shares underlying incentive stock options granted under the 2012 Equity Incentive Plan may not exceed 2,000,000.

On July 23, 2020 our stockholders approved the 2020 Equity Incentive Plan, and as a result, our ability to grant new awards pursuant to the 2012 Equity Incentive Plan was terminated. However, all awards that were previously granted and outstanding under the 2012 Equity Incentive Plan remained in full force and effect according to their respective terms.

The 2020 Equity Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, or SARs, restricted stock, RSUs, performance awards, dividend equivalent rights and other equity-based awards, which may be granted singly or in combination, and may be paid in cash or shares of our common stock, to our directors, officers and other employees and those of our subsidiaries selected by our Compensation Committee. At inception, 3,650,000 shares were authorized for issuance pursuant to the 2020 Equity Incentive Plan. All shares granted and outstanding

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pursuant to the 2020 Equity Incentive Plan, whether vested or unvested, are entitled to receive dividends and to vote, unless forfeited. Generally, holders of restricted stock will be entitled to vote and receive dividends on their restricted shares, but our Compensation Committee may determine, in its discretion, whether dividends paid while the shares are subject to restrictions may be reinvested in additional shares of restricted stock. All other awards, including RSUs, are not entitled to dividends nor to vote; however, an award of RSUs may provide for rights with respect to dividends or dividend equivalents.

Stock options granted under the 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan may be either “incentive stock options” within the meaning of Section 422 of the Code, or nonqualified stock options. All of the shares available for issuance as an award under the 2020 Equity Incentive Plan may be delivered pursuant to incentive stock options. Other than during the first calendar year in which a non-employee director has been elected to serve on the Board of Directors, no such director may be granted awards under the 2020 Equity Incentive Plan in any calendar year that, when taken together with all cash retainers and other fees paid to the director for services to Hilltop for the same calendar year, exceed $450,000 in the aggregate (with the value of any equity awards determined as of the date of grant; provided, however, the Chairman may be granted an award or awards each calendar year in an aggregate amount not to exceed 50,000 shares, which shall be in addition to the $450,000 annual limit on awards to non-employee directors described above. Five percent of the shares of our common stock that may be issued pursuant to awards under the 2020 Equity Incentive Plan may be granted with (or amended by the Compensation Committee to include) more favorable vesting conditions than those set forth in the 2020 Equity Incentive Plan.

The 2012 Equity Incentive Plan was, and the 2020 Equity Incentive Plan is, administered by our Compensation Committee, which has the discretion to, among other things, determine the persons to whom awards will be granted, the number of shares of our common stock to be subject to awards and performance goals and other terms and conditions of the awards. Such performance goals may be applied to our Company as a whole, any of our subsidiaries or affiliates, and/or any of our divisions or strategic business units, and may be used to evaluate performance relative to a market index or a group of other companies. Further, the Compensation Committee has the authority to adjust the performance goals in recognition of unusual or non-recurring events. The 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan each provide that in no event will the Compensation Committee be authorized to re-price stock options, or to lower the base or exercise price of any SARs granted under such plan, without obtaining the approval of our stockholders.

Except as otherwise permitted by our Compensation Committee, awards granted under the 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan will be transferable only by will or through the laws of descent and distribution, and each stock option will be exercisable during the participant’s lifetime only by the participant or, upon the participant’s death, by his or her estate. Director compensation paid in the form of our common stock, whether at our or the director’s election, is issued through the 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan.

Annual Incentive Plan

On September 20, 2012, our stockholders originally approved the Annual Incentive Plan. Our stockholders then reapproved the performance goals contained in the Annual Incentive Plan on June 15, 2017. The Annual Incentive Plan provides for a cash bonus to key employees who are selected by the Compensation Committee for participation in the plan. The Annual Incentive Plan is intended to permit the payment of “performance-based compensation” and is designed to reward executives whose performance during the fiscal year enabled us to achieve favorable business results and to assist us in attracting and retaining executives. A participant may receive a cash bonus under the Annual

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Incentive Plan based on the attainment, during each performance period, of performance objectives in support of our business strategy that are established by our Compensation Committee. These performance objectives may be based on one or more of the performance criteria outlined in the Annual Incentive Plan.

The performance objectives may be applied with respect to Hilltop or any one or more of our subsidiaries, divisions, business units or business segments and may be applied to performance relative to a market index or a group of other companies. The Compensation Committee may adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events.

Participation in the Annual Incentive Plan does not guarantee the payment of an award. All awards payable pursuant to the Annual Incentive Plan are discretionary and subject to approval by our Compensation Committee. After the performance period ends, the Compensation Committee determines the payment amount of individual awards based on the achievement of the performance objectives. No participant in the Annual Incentive Plan may receive an award that exceeds $10,000,000 per year. Except as otherwise provided in a participant’s employment or other individual agreement, the payment of a cash bonus to a participant for a performance period is conditioned upon the participant’s active employment on the date that the final awards are paid. We may amend or terminate the Annual Incentive Plan at any time.

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Outstanding Equity Awards at Fiscal Year End

The following table presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2022.

	Stock Awards
						Equity Incentive
				Equity Incentive		Plan Awards:
				Plan Awards:		Market or Payout of
	Number of		Market Value of	Number of Unearned		Value of Unearned
	Shares or Units		Shares or Units	Shares, Units or		Shares, Units or
	of Stock That		of Stock That	Other Rights That		Other Rights That
	Have Not Vested		Have Not Vested	Have Not Vested		Have Not Vested
Name	(#)		(a)($)	(a)(#)		(a)($)
Jeremy B. Ford	67,782	(b)	2,216,471	119,295	(c)	3,900,947
	41,667	(d)	1,362,511	—		—
	50,603	(e)	1,654,718	144,210	(f)	4,715,667
	45,940	(g)	1,502,238	104,031	(h)	3,401,814
William B. Furr	11,297	(b)	369,412	19,883	(c)	650,174
	10,107	(e)	330,499	29,039	(f)	949,575
	12,227	(g)	399,823	31,341	(h)	1,024,851
	11,258	(i)	368,137	—		—
Jerry L. Schaffner	9,603	(b)	314,018	16,900	(c)	552,630
	7,284	(e)	238,187	15,994	(f)	523,004
	9,263	(g)	302,900	23,340	(h)	763,218
Stephen Thompson	5,014	(j)	163,958	—		—
	6,779	(b)	221,673	11,930	(c)	390,111
	9,917	(e)	324,286	37,067	(f)	1,212,091
	14,079	(g)	460,383	33,343	(h)	1,090,316
M. Bradley Winges	13,557	(b)	443,314	23,859	(c)	780,189
	10,678	(e)	349,171	21,963	(f)	718,190
	13,338	(g)	436,153	24,006	(h)	784,996
	8,892	(k)	290,768	—		—

(a)	Value based upon the closing price of $32.70 for our common stock on December 31, 2022. With respect to performance-based RSUs, the number of shares underlying each award was calculated based on the achievement of maximum level performance due to certain modifiers utilized in the performance calculation.
(b)	Represents time-based RSUs that cliff vested on February 20, 2023.
(c)	Represents shares underlying performance-based RSUs that vested on February 20, 2023 upon the achievement of certain performance goals during the three-year period beginning January 1, 2020 and ending December 31, 2022. The amount disclosed in the table is based on applicable maximum performance during the noted period. Actual shares issued under performance awards were 176% of unvested shares reported in the table above at December 31, 2022, as approved by the Compensation Committee on February 8, 2023.
(d)	Represents time-based RSUs that cliff vest upon the earlier of August 10, 2023 and a termination of employment without cause within the twelve months following or six months preceding a change of control.
(e)	Represents time-based RSUs that cliff vest upon the earlier of February 23, 2024 and a termination of employment without cause within the twelve months following or six months preceding a change of control.
(f)	Represents performance-based RSUs that vest upon the achievement of maximum level performance during the three-year period beginning January 1, 2021 and ending December 31, 2023.
(g)	Represents time-based RSUs that cliff vest upon the earlier of February 8, 2025 and a termination of employment without cause within the twelve months following or six months preceding a change of control.

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(h)	Represents performance-based RSUs that vest upon the achievement of maximum level performance during the three-year period beginning January 1, 2022 and ending December 31, 2024.
(i)	Represents time-based RSUs that cliff vest upon the earlier of August 30, 2025 and a termination of employment without cause within the twelve months following or six months preceding a change of control.
(j)	Represents time-based RSUs that cliff vested on January 1, 2023.
(k)	Represents time-based RSUs that cliff vest upon the earlier of February 20, 2025 and a termination of employment without cause within the twelve months following or six months preceding a change of control.

Option Exercises and Stock Vested in 2022

The following table presents information pertaining to any outstanding RSU awards held by the NEOs that vested during 2022. There were no option awards outstanding during 2022.

	Stock Awards
	Number of	Value
	Shares Acquired	Realized on
Name	on Vesting (#)	Vesting ($)
Jeremy B. Ford	126,485	3,931,154	(a)
William B. Furr	45,403	1,337,821	(b)
Jerry L. Schaffner	32,210	994,784	(c)
Stephen Thompson	5,000	155,400	(a)
M. Bradley Winges	93,363	2,968,010	(d)

(a)	Value based upon the closing price of $31.08 for our common stock on February 27, 2022 multiplied by the respective number of vested RSUs.
(b)	Value based upon the closing prices of $31.08 and $25.69 for our common stock on February 27, 2022 and September 5, 2022, respectively, multiplied by the respective number of vested RSUs.
(c)	Value based upon the closing prices of $31.08 and $29.17 for our common stock on February 27, 2022 and November 21, 2022, respectively, multiplied by the respective number of vested RSUs.
(d)	Value based upon the closing price of $31.79 for our common stock on February 20, 2022 multiplied by the number of vested RSUs.

Non-Qualified Deferred Compensation

The following table shows the non-qualified deferred compensation activity for our NEOs during the fiscal year ended December 31, 2022.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at Last
	in Last Fiscal	in Last Fiscal	Last Fiscal	Distributions	Fiscal Year End
Name	Year ($)	Year ($)	Year (a)($)	($)	End (b)($)
Jeremy B. Ford	—	—	—	—	—
William B. Furr	—	—	—	—	—
Jerry L. Schaffner	—	—	22,693	—	2,621,572
Stephen Thompson	—	—	—	—	—
M. Bradley Winges	—	—	—	—	—

(a)	Represents interest earned on 2012 deferred compensation contributions of $2,448,000 for Mr. Schaffner. All amounts reported as aggregate earnings in the last fiscal year are reported as compensation in the last completed fiscal year in the Summary Compensation Table.
(b)	All amounts were reported as compensation in the Summary Compensation Table for the last completed fiscal year or prior fiscal years.

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Potential Payments Upon Termination or Change-in-Control

The 2012 Equity Incentive Plan and 2020 Equity Incentive Plan, under which we have granted awards to the NEOs, contain specific termination and change in control provisions. We determined to include a change in control provision in the plans to be competitive with what we believe to be the standards for the treatment of equity upon a change in control for similar companies and so that employees who remain after a change in control would be treated the same with regard to equity as the general stockholders who could sell or otherwise transfer their equity upon a change in control. Under the terms of the 2012 Equity Incentive Plan, if a change in control (as defined below in the discussion of the 2012 Equity Incentive Plan) were to occur, all awards then outstanding would become vested and/or exercisable and any applicable performance goals with respect thereto would be deemed to be fully achieved. However, for equity grants pursuant to the 2012 Equity Incentive Plan after January 1, 2019 and equity grants pursuant to the 2020 Equity Incentive Plan, all equity award agreements contain “double trigger” provisions, which require termination of employment within the six months preceding or the twelve months following a change in control in order for the equity awards to vest in connection with a change in control.

Employment Contracts

Mr. Furr:  If Mr. Furr’s amended employment agreement is terminated (1) by Mr. Furr, (2) by the Company for “cause” (as such term is defined in the employment agreement), or (3) in the event of Mr. Furr’s death or disability, Mr. Furr (or his estate, as applicable) will be entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the employment agreement or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination. With respect to a termination resulting from Mr. Furr’s death or disability, the unvested portion of the equity grants granted to him also will vest pro rata, subject to certain conditions.

If Mr. Furr’s amended employment is terminated by the Company without “cause” (other than pursuant to a “change in control” (as such term is defined in the employment agreement)), Mr. Furr will be entitled to receive the amounts in the foregoing paragraph and, subject to his execution and delivery to the Company of a release, a lump-sum cash payment equal to the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately preceding the year of the termination.

If Mr. Furr’s amended employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “change in control,” Mr. Furr will be entitled to receive the same amount upon a termination for “cause” and a lump-sum cash payment equal to two times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately preceding the year of the termination, provided that Mr. Furr executes and delivers a release to the Company. Any unvested portion of the equity grants also will vest. Notwithstanding, any amounts payable to Mr. Furr upon a change in control shall not constitute a “parachute payment” and shall be reduced accordingly.

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Mr. Schaffner:  With respect to Mr. Schaffner, if his employment contract is terminated by us for cause, by Mr. Schaffner or due to his death or disability (as such terms are defined below), he or his estate, as applicable, is entitled to:

(i)	his annual base salary through the date of termination, to the extent not already paid and not deferred;
(ii)	any annual bonus earned for a prior award period, to the extent not already paid and not deferred;
(iii)	any business expenses he incurred that are not yet reimbursed as of the date of termination; and
(iv)	any other amounts or benefits, including all unpaid and/or vested, nonforfeitable amounts owing or accrued to him, required to be paid or provided or which he is eligible to receive under any plan, program, policy or practice or contract or agreement, to the extent not already paid and not deferred, through the date of termination.

In addition, Mr. Schaffner or his estate, as applicable, is entitled to a lump-sum cash payment equal to $2,448,000, which represents the amount Mr. Schaffner would have been entitled to receive under his prior employment agreement with PlainsCapital if his employment was terminated, plus interest from November 30, 2012. Such amounts described in the preceding paragraph are referred to as the “Accrued Amounts.”

If Mr. Schaffner’s employment is terminated by us other than for cause (as such term is defined below) or his death or disability, he is entitled to the Accrued Amounts, including the lump-sum cash payment equal to $2,448,000 and interest thereon from November 30, 2012, as well as payments generally equal to the sum of the average of Mr. Schaffner’s prior annual bonuses over the preceding three years plus his annual base salary. Mr. Schaffner will retain the right to be grossed-up for any excise tax relating to “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code), which is set forth in his prior employment agreement, provided that the gross-up will only relate to any excise taxes arising in connection with our acquisition of PlainsCapital. These severance amounts are payable subject to Mr. Schaffner’s execution of a release of claims.

Mr. Thompson:  If Mr. Thompson’s amended employment agreement is terminated (1) by Mr. Thompson, (2) by the Company for “cause” (as such term is defined in the employment agreement), or (3) in the event of Mr. Thompson’s death or disability, Mr. Thompson (or his estate, as applicable) will be entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the employment agreement or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination.

If Mr. Thompson’s amended employment is terminated by the Company without “cause” (other than pursuant to a “change in control” (as such term is defined in the employment agreement)), Mr. Thompson will be entitled to receive the amounts in the foregoing paragraph and, subject to his execution and delivery to the Company of a release, a lump-sum cash payment equal to the sum of (A) his annual base salary rate immediately prior to the effective date of such termination, (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately preceding the year of the termination and (C) the cost of COBRA for a period of twelve months.

If Mr. Thompson’s amended employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “change in control,” Mr. Thompson will be entitled to receive the same amount upon a termination for “cause”, the cost of COBRA for a period of twelve months, and a lump-sum cash payment equal to two times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately

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preceding the year of the termination, provided that Mr. Thompson executes and delivers a release to the Company. Any unvested portion of the equity grants also will vest. Notwithstanding, any amounts payable to Mr. Thompson upon a change in control shall not constitute a “parachute payment” and shall be reduced accordingly.

Mr. Winges:  If Mr. Winges’s amended employment agreement is terminated (1) by Mr. Winges, (2) by the Company for “cause” (as such term is defined in the employment agreement), or (3) in the event of Mr. Winges’s death or disability, Mr. Winges (or his estate, as applicable) will be entitled to receive his base salary through the effective date of such termination, all earned and unpaid and/or vested, nonforfeitable amounts owed to him at such time under the amended employment agreement, or under any compensation or benefit plans, and reimbursement for any unreimbursed business expenses incurred prior to the effective date of such termination.

If Mr. Winges’s amended employment is terminated by the Company without “cause” (other than pursuant to a “change in control” (as such term is defined in his employment agreement)), Mr. Winges will be entitled to receive the amounts set forth in the foregoing paragraph and, subject to his execution and delivery to the Company of a release, a lump-sum cash payment equal to the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately preceding the year of the termination.

If Mr. Winges’s employment is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “change in control,” Mr. Winges will be entitled to receive the amounts set forth in the first paragraph of this section and a lump-sum cash payment equal to two times the sum of (A) his annual base salary rate immediately prior to the effective date of such termination and (B) an amount equal to the incentive bonus paid to him in respect of the calendar year immediately preceding the year of the termination, provided that Mr. Winges executes and delivers a release to the Company. Any unvested RSU awards also will vest if Mr. Winges is terminated without “cause” within the twelve months immediately following, or the six months immediately preceding, a “change in control.” Notwithstanding, any amounts payable to Mr. Winges upon a “change in control” shall not constitute a “parachute payment” and will be reduced accordingly.

Definitions of “Cause” and “Disability” Under Employment Contracts

For the purposes of the employment agreements of Messrs. Furr, Thompson and Winges, “cause” means:

●	an act of fraud, embezzlement or theft;
●	the Company is required to remove or replace executive by formal order or formal or informal instruction, including a requested consent order or agreement, from the Federal Reserve or any other regulatory authority having jurisdiction;
●	intentional wrongful damage to property of the Company;
●	intentional wrongful disclosure of trade secrets or confidential information of the Company;
●	intentional violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order;
●	intentional breach of fiduciary duty involving personal profit;
●	intentional action or inaction that causes material economic harm to the Company;
●	a material violation of the Company’s written policies, standards or guidelines applicable to executive; or

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EXECUTIVE COMPENSATION

●	the failure or refusal of executive to follow the reasonable lawful directives of the Board or, in case of Messrs. Furr and Thompson, their respective supervisors.

For the purposes of the employment agreement with Messrs. Furr, Thompson and Winges, “disability” is defined in accordance with our disability policy in effect at the time of the disability.

For the purposes of Mr. Schaffner’s retention agreement, “cause” means:

●	an intentional act of fraud, embezzlement or theft;
●	intentional wrongful damage to property of the Company;
●	intentional wrongful disclosure of trade secrets or confidential information of the Company;
●	intentional violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease and desist order;
●	intentional breach of fiduciary duty involving personal profit; or
●	intentional action or inaction that causes material economic harm to the Company.

For the purposes of Mr. Schaffner’s retention agreement, “disability” means he shall have been absent from full-time performance of his duties for 180 consecutive days as a result of incapacity due to physical or mental illness that is determined to be total and permanent by a physician.

Set forth below are the amounts that Messrs. Jeremy B. Ford, Furr, Schaffner, Thompson and Winges would have received if the specified events had occurred on December 31, 2022.

Termination due
	Termination for	to Death or	Termination	Change of
Jeremy B. Ford	Cause	Disability	Without Cause	Control
Accrued amounts	$—	$—	$—	$—
Cash payment	—	—	—	—
Cash severance	—	—	—	—
Restricted stock units (a)	—	8,838,696	8,838,696	13,462,100
Welfare benefits	—	—	—	—
Total	$—	$8,838,696	$8,838,696	$13,462,100

(a)	RSUs vest ratably upon the death or disability of the participant or termination of the participant without cause. The foregoing assumes the death or disability or termination of the participant without cause on December 31, 2022. If a change of control under the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan occurs and assuming participant is terminated without cause on the date of the change in control, all unvested RSUs vest upon such event, which for purposes of the foregoing assumes December 31, 2022. In each case, it is assumed the target award is achieved or utilized to calculate vesting of performance awards. The form of award governing a portion of the RSUs includes a non-solicitation provision that is triggered upon the participant’s termination. For additional information, see “— Incentive Plans.”

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		Termination due
	Termination for	to Death or	Termination	Change of
William B. Furr	Cause	Disability	Without Cause	Control
Accrued amounts	$—	$—	$—	$—
Cash payment	—	—	—	—
Cash severance (a)	—	—	1,441,109	2,882,218
Restricted stock units (b)	—	1,532,266	1,532,266	2,934,204
Welfare benefits	—	—	—	—
Total	$—	$1,532,266	$2,973,375	$5,816,422

(a)	Cash severance calculation if Mr. Furr is terminated without cause is based upon the sum of: (i) Mr. Furr’s annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Furr in respect of the calendar year immediately preceding the year of the date of termination. If his employment is terminated without cause upon a change of control, the cash severance calculation is based upon two times the sum of: (i) Mr. Furr’s annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Furr in respect of the calendar year immediately preceding the year of the date of termination.
(b)	RSUs vest ratably upon the death or disability of the participant or termination of the participant without cause. The foregoing assumes the death or disability or termination of the participant without cause on December 31, 2022. If a change of control under the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan occurs and assuming participant is terminated without cause on the date of the change in control, all unvested RSUs vest upon such event, which for purposes of the foregoing assumes December 31, 2022. In each case, it is assumed the target award is achieved or utilized to calculate vesting of performance awards. The form of award governing a portion of the RSUs includes a non-solicitation provision that is triggered upon the participant’s termination. For additional information, see “— Incentive Plans.”

		Termination due
	Termination for	to Death or	Termination	Change of
Jerry L. Schaffner	Cause	Disability	Without Cause	Control
Accrued amounts (a)	$680,000	$680,000	$680,000	$—
Cash payment (b)	2,621,572	2,621,572	2,621,572	—
Cash severance (c)	—	—	1,474,079	—
Restricted stock units (d)	—	1,118,167	1,118,167	1,883,684
Welfare benefits	—	—	—	—
Total	$3,301,572	$4,419,739	$5,893,818	$1,883,684

(a)	Accrued Amounts calculation based upon the sum of: (i) Mr. Schaffner’s annual base salary through December 31, 2022, to the extent not already paid and not deferred; (ii) any annual bonus earned, to the extent not already paid and not deferred; (iii) any business expenses incurred that have not yet been reimbursed as of the date of termination; and (iv) any other amounts or benefits, including all unpaid and/or vested, nonforfeitable amounts owing or accrued to Mr. Schaffner.
(b)	Cash Payments refers to a lump-sum cash payment that represents the amount, including interest thereon, Mr. Schaffner would have been entitled to receive under his prior employment agreement with PlainsCapital if his employment had been terminated.
(c)	Cash Severance calculation based upon the sum of the average of Mr. Schaffner’s prior annual bonuses for each of the preceding three years plus his annual base salary.
(d)	RSUs vest ratably upon the death or disability of the participant or termination of the participant without cause. The foregoing assumes the death or disability or termination of the participant without cause on December 31, 2022. If a change of control under the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan occurs and assuming participant is terminated without cause on the date of the change in control, all unvested RSUs vest upon such event, which for purposes of the foregoing assumes December 31, 2022. In each case, it is assumed the target award is achieved or utilized to calculate vesting of performance awards. The form of award governing a portion of the RSUs includes a non-solicitation provision that is triggered upon the participant’s termination. For additional information, see “— Incentive Plans.”

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EXECUTIVE COMPENSATION

		Termination due
	Termination for	to Death or	Termination	Change of
Stephen Thompson	Cause	Disability	Without Cause	Control
Accrued amounts	$—	$—	$—	$—
Cash payment	—	—	—	—
Cash severance (a)	—	480,000	2,693,166	5,386,332
Restricted stock units (b)	—	1,488,479	1,488,479	2,671,067
Welfare benefits	—	19,702	19,702	19,702
Total	$—	$1,988,181	$4,201,347	$8,077,101

(a)	Cash severance calculation if Mr. Thompson is terminated without cause is based upon the sum of: (i) Mr. Thompson’s annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Thompson in respect of the calendar year immediately preceding the year of the date of termination. If his employment is terminated without cause upon a change of control, the cash severance calculation is based upon two times the sum of: (i) Mr. Thompson’s annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Thompson in respect of the calendar year immediately preceding the year of the date of termination. Assumes death or disability on December 31, 2022.
(b)	RSUs vest ratably upon the death or disability of the participant or termination of the participant without cause. The foregoing assumes the death or disability or termination of the participant without cause on December 31, 2022. If a change of control under the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan occurs and assuming participant is terminated without cause on the date of the change in control, all unvested RSUs vest upon such event, which for purposes of the foregoing assumes December 31, 2022. In each case, it is assumed the target award is achieved or utilized to calculate vesting of performance awards. The form of award governing a portion of the RSUs includes a non-solicitation provision that is triggered upon the participant’s termination. For additional information, see “— Incentive Plans.”

		Termination due
	Termination for	to Death or	Termination	Change of
M. Bradley Winges	Cause	Disability	Without Cause	Control
Accrued amounts	$—	$—	$—	$—
Cash payment	—	—	—	—
Cash severance (a)	—	975,000	1,811,292	3,622,584
Restricted stock units (b)	—	1,611,625	1,611,625	2,797,812
Welfare benefits	—	—	—	—
Total	$—	$2,586,625	$3,422,917	$6,420,396

(a)	Cash severance calculation if Mr. Winges is terminated without cause is based upon the sum of: (i) Mr. Winges’ annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Winges in respect of the calendar year immediately preceding the year of the date of termination. If his employment is terminated without cause upon a change of control, the cash severance calculation is based upon two times the sum of: (i) Mr. Winges’s annual base salary rate and (ii) an amount equal to annual incentive cash bonus paid to Mr. Winges in respect of the calendar year immediately preceding the year of the date of termination. Assumes death or disability on December 31, 2022.
(b)	RSUs vest ratably upon the death or disability of the participant or termination of the participant without cause. The foregoing assumes the death or disability or termination of the participant without cause on December 31, 2022. If a change of control under the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan occurs and assuming participant is terminated without cause on the date of the change of control, all unvested RSUs vest upon such event, which for purposes of the foregoing assumes December 31, 2022. In each case, it is assumed the target award is achieved or utilized to calculate vesting of performance awards. The form of award governing a portion of the RSUs includes a non-solicitation provision that is triggered upon the participant’s termination. For additional information, see “— Incentive Plans.”

Incentive Plans

Each of the incentive plans has a complex definition of “change in control.” Generally speaking under the 2012 Equity Incentive Plan and the 2020 Equity Incentive Plan, a change in control occurs if: (i) with certain exceptions, any person becomes the owner of 33% or more of the outstanding shares of our common stock or the combined voting power of our outstanding stock and other voting securities; (ii) a majority of the directors serving on our Board of Directors are

72	HILLTOP HOLDINGS 2023 Proxy Statement

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replaced other than by new directors approved by at least two-thirds of the members of our Board of Directors; (iii) we are not the surviving company after a merger or consolidation or sale of all or substantially all of our assets; or (iv) with certain exceptions, our stockholders approve a plan of complete liquidation or dissolution.

In 2019, the Compensation Committee of the Board of Directors adopted new forms of award agreements that provide for a “double trigger”, which requires termination within the six months preceding or twelve months following a change in control in order for the equity awards to vest in connection with a change in control. We believe the “double trigger” is in line with current practices of public companies. We believe a “double trigger” change in control provision is appropriate because it allows management to pursue all alternatives for us without undue concern for their own financial security.

For awards granted in 2019 and going forward (whether pursuant to the 2012 Equity Incentive Plan or the 2020 Equity Incentive Plan), awards only vest upon a change in control if the grantee is terminated within the six months preceding or the twelve months following a change in control. Accordingly, grantees will not receive any additional benefit if their employment continues following a change in control.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain Company financial performance metrics. The SEC-defined “compensation actually paid,” data set forth in the table below, does not reflect amounts actually realized by our NEOs or how the Compensation Committee evaluates compensation decisions in light of the Company’s performance or individual performance. For further information concerning our pay-for-performance philosophy and how we align executive compensation with Company financial performance, refer to the Compensation Program Philosophy and Objectives in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Information presented in this section will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except as we may expressly do so.

	Pay				Performance
					Cumulative Total
					Shareholder Return (c)
	PEO		Average of Non-PEO NEOs		(Value of $100 Initial Investment)
	SCT Total	Compensation	SCT Total	Compensation		Peer	Net	Basic Earnings
Year (a)	Compensation	Actually Paid (b)	Compensation	Actually Paid (b)	HTH	Group (d)	Income ($M)	Per Share (e)
2022	$4,889,906	$1,531,156	$2,445,127	$2,237,700	$127	$106	$113	$1.61
2021	$6,678,697	$11,966,446	$2,690,782	$3,667,347	$146	$117	$374	$4.64
2020	$6,094,984	$9,147,376	$3,229,921	$3,707,625	$112	$88	$448	$5.02

(a)	For each covered year, the CEO was Jeremy B. Ford and for each covered year, the other NEOs were William B. Furr, Jerry L. Schaffner, Stephen Thompson and M. Bradley Winges.
(b)	Amounts reported in this column are based on total compensation reported for our PEO and other NEOs in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.
(c)	Column reflects total shareholder return calculated in the manner prescribed by Item 201(e) of Regulation S-K, and reflects the cumulative value of $100, including the reinvestment of dividends, if such amount were invested on January 31, 2019.
(d)	Pursuant to Item 402(v) of Regulation S-K, the Company used the same peer group used for purposes of Item 201(e) of Regulation S-K, the KBW NASDAQ Regional Bank Index.
(e)	Represent Basic Earnings per Share as presented in our audited financial statements.

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EXECUTIVE COMPENSATION

	2022		2021		2020
Adjustments	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs
Total from Summary Compensation Table	$4,889,906	$2,445,127	$6,678,697	$2,690,782	$6,094,984	$3,229,921
Subtract grant date fair value of equity awards reported in Summary Compensation Table for the covered year	(3,451,471)	(1,064,840)	(4,322,657)	(791,874)	(3,780,651)	(474,109)
Add fair value at year-end of any equity awards granted in the covered year that are outstanding and unvested as of the end of the covered year	2,655,725	777,458	6,062,446	1,106,608	6,058,037	781,492
Add/subtract change in fair value of awards granted in any prior year that are outstanding and unvested at end of covered year	(2,049,477)	(317,180)	2,884,432	579,188	1,027,441	213,554
Add fair value as of the vesting date of any awards granted in the covered year that vested during the covered year	—	—	—	—	—	—
Add/subtract change in fair value as of the vesting date of any equity awards granted in any prior year for which all applicable vesting conditions were satisfied during the covered year	(513,527)	397,135	663,528	82,643	(252,435)	(43,233)
Total Impact: Adjustments for stock and option awards	$(3,358,750)	$(207,427)	$5,287,749	$976,565	$3,052,392	$477,704
Compensation Actually Paid (as calculated)	$1,531,156	$2,237,700	$11,966,446	$3,667,347	$9,147,376	$3,707,625

Stock awards for our NEOs consist of a combination of time-based restricted stock units and performance-based restricted stock units. Equity fair values are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The fair value of unvested time-based restricted stock units, as well as the fair value of all share-based awards upon vesting, is based upon the closing price of a share on the NYSE as of the applicable measurement date. The fair value of unvested performance-based restricted stock units is based upon the probable outcome of the applicable performance conditions as of the measurement date. We do not grant stock options to our named executive officers. Additionally, none of our NEOs participate in a defined benefit or actuarial pension plan

Most Important Financial Performance Measures

The following were the most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance:

●	Total Shareholder Return (“TSR”)
●	Basic Earnings Per Share (“EPS”)
●	Net Income

Description of the Relationship Between Compensation Actually Paid to our Named Executive Officers and Company Performance

The charts below describe the relationship between compensation actually paid to our Chief Executive Officer and to our other named executive officers (as calculated above) against TSR, EPS and Net Income for the indicated years.

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Compensation Actually Paid vs. Cumulative TSR
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (000s)
$185
$170
$155
$140
$125
$110
$95
$80
$65
$50
TSR Return on Investment of $100
$9,147
$11,966
$1,531
$3,708
$3,667
$2,238
$112
$146
$127
$88
$117
$106
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Company Cumulative TSR
Peer Group Cumulative TSR

Compensation Actually Paid vs. Net Income
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (000s)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Net Income (millions)
$448
$11,966
$374
$9,147
$3,708
$3,667
$113
$2,238
$1,531
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Net Income

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EXECUTIVE COMPENSATION

Compensation Actually Paid vs. EPS
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Compensation Actually Paid (000s)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
EPS
$9,147
$5.02
$3,708
$11,966
$4.64
$3,667
$1.61
$2,238
$1,531
2020
2021
2022
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Other NEOs
Company EPS

CEO Pay Ratio

Item 402(u) of Regulation S-K, implementing a requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that we disclose a ratio that compares the annual total compensation of our median employee to that of our CEO.

In order to determine the median employee, we prepared a list of all employees as of December 31, 2022, along with their gross income as reported on IRS form W-2 for 2022. We included all employees, whether employed on a full-time, part-time, or seasonal basis. Gross income as reported on IRS form W-2 for 2022 was annualized for those employees that were permanent employees but were not employed for the full year. No assumptions, adjustments or estimates were made with respect to total compensation. We believe that W-2 income is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees.

The annual compensation for 2022 for Jeremy B. Ford, who served as our President and Chief Executive Officer, was $6,184,776. The annual compensation for the median employee for 2022 was $72,966. The resulting ratio of Mr. Jeremy B. Ford’s pay to that of our median employee for 2022 was 85:1.

We believe executive pay must be internally consistent and equitable to motivate our employees to create stockholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive.

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Compensation Committee Interlocks and Insider Participation

During fiscal year 2022, directors Rhodes R. Bobbitt, William T. Hill, Jr., Andrew J. Littlefair and A. Haag Sherman served on the Compensation Committee. During fiscal year 2022:

●	none of the members of our Compensation Committee is, or has ever been, one of our officers or employees;
●	none of the members of our Compensation Committee had any relationships with the Company requiring disclosure under “Certain Relationships and Related Party Transactions”;
●	none of our executive officers served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee;
●	none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee; and
●	Mr. Jeremy B. Ford served as Chairman of the Board and a member of the Compensation Committee at First Acceptance Corporation. Mr. Russell serves as a director of Hilltop and until November 2021, served as Chief Executive Officer of First Acceptance Corporation. Mr. Russell became the interim Chief Executive Officer at First Acceptance Corporation in October 2022. Neither Messrs. Jeremy B. Ford or Russell serve on the Compensation Committee at Hilltop, which approves compensation of Hilltop’s executive officers. First Acceptance Corporation is not a reporting company under the Exchange Act.

During 2022, Mr. Jeremy B. Ford, Hilltop’s President and Chief Executive Officer, served as a director of Hilltop. Hilltop’s Compensation Committee is comprised of independent directors, reviews and sets the compensation of Mr. Jeremy B. Ford and does not believe that this interlock pose any risks that are likely to have a material adverse effect on us.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than ten percent of our stock to file initial reports of ownership and reports of changes in ownership with the SEC.

Based solely on a review of the reports filed with the SEC and representations from our officers and directors, we believe that all Section 16(a) filing requirements for the year ended December 31, 2022, applicable to our officers, directors and greater than ten percent beneficial owners were timely satisfied, except that Mr. Thompson, President and Chief Executive Officer of PrimeLending, failed to file a Form 3 and Forms 4 related to the grant and vesting of equity awards, shares acquired pursuant to both the reinvestment of dividends and the Employee Stock Purchase Plan.

Based on written representations from our officers and directors, we believe that no Forms 5 for directors, officers and greater than ten percent beneficial owners were required to be filed with the SEC for the period ended December 31, 2022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

General

Transactions with related persons are governed by our General Code of Ethics and Business Conduct, which applies to all officers, directors and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Related party transactions that would be required to be disclosed pursuant to federal securities laws must be reported to the Chief Executive Officer or General Counsel and are subject to approval by the Audit Committee of the Board of Directors. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by the Board of Directors and must be promptly disclosed as required by applicable law or regulation. Absent a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted.

The Company also has adopted the written Related Party Policy, which sets forth the Company’s policies and procedures for reviewing and approving transactions with related persons — namely, our directors, executive officers, their respective immediate family members and 5% stockholders. The transactions covered by the Related Party Policy include any financial transaction, arrangement or relationship in which the Company is a participant, the related person has or will have a direct or indirect material interest and the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year.

After becoming aware of any transaction which may be subject to the Related Party Policy, the related person is required to report all relevant facts with respect to the transaction to the Chief Executive Officer or General Counsel of Hilltop. Upon determination by the Company’s legal department that a transaction requires review under the Related Party Policy, the material facts of the transaction and the related person’s interest in the transaction are provided to the Audit Committee. The transaction is then reviewed by the disinterested members of the Audit Committee, who determine whether approval of the transaction shall be granted. In reviewing a transaction, the Audit Committee considers facts and circumstances that it deems relevant to its determination, such as: management’s assessment of the commercial reasonableness of the transaction; the materiality of the related person’s direct or indirect interest in the transaction; whether the transaction may involve an actual, or the appearance of, a conflict of interest; and, if the transaction involves a director, the impact of the transaction on the director’s independence.

Certain types of transactions are pre-approved in accordance with the terms of the Related Party Policy. These include transactions in the ordinary course of business involving financial products and services provided by, or to, the Company, including loans, provided such transactions are in compliance with the Sarbanes-Oxley Act of 2002, Federal Reserve Board Regulation O and other applicable laws and regulations.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Hilltop Plaza Investment

On July 31, 2018, HTH Diamond Hillcrest Land LLC, or Hillcrest Land LLC, purchased approximately 1.7 acres of land in the City of University Park, Texas for $38.5 million. Hillcrest Land LLC is owned equally between Hilltop Investments I, LLC, a wholly owned entity of Hilltop, and Diamond Ground, LLC, an affiliate of Mr. Gerald J. Ford. Each of Hilltop Investments I, LLC and Diamond Ground, LLC contributed $19.3 million to Hillcrest Land LLC to complete the purchase. Trusts for which Jeremy B. Ford and the wife of Corey G. Prestidge are a beneficiary own 10.2% and 10.1%, respectively, of Diamond Ground, LLC.

In connection with the purchase of the land, Hillcrest Land LLC entered into a 99-year ground lease of the land with three tenants-in-common: SPC Park Plaza Partners LLC, or Park Plaza LLC, an unaffiliated entity which received an undivided 50% leasehold interest; HTH Hillcrest Project LLC, or HTH Project LLC, a wholly owned subsidiary of Hilltop, which received an undivided 25% leasehold interest; and Diamond Hillcrest, LLC, or Diamond Hillcrest, an entity owned by Mr. Gerald J. Ford, which received an undivided 25% leasehold interest, or collectively, the Co-Owners. The ground lease is triple net. The base rent from the Co-Owners under the ground lease commences 18 months after the ground lease was signed at $1.8 million per year and increases 1.0% per year each January 1 thereafter.

Concurrent with the ground lease, the Co-Owners entered into an agreement to purchase the improvements constructed on the land, which is a mixed-use project containing a six-story building, or Hilltop Plaza. HTH Project LLC and Diamond Hillcrest each own an undivided 25% interest in Hilltop Plaza. Park Plaza LLC owns the remaining undivided 50% interest in Hilltop Plaza. Park Plaza LLC has agreed to serve as the Co-Owner property manager under the Co-Owners Agreement; however, certain actions require unanimous approval of all Co-Owners. Hilltop Plaza was funded through a $41.0 million construction loan from an unaffiliated third party bank, as well as cash contributions of $5.3 million from each of HTH Project LLC and Diamond Hillcrest. The construction loan was refinanced by an unaffiliated third party bank at December 31, 2021 in amount equal to $48.0 million.

Hilltop and the Bank entered into separate 129-month leases for a significant portion of the total rentable corporate office space in Hilltop Plaza, which serves as the headquarters for both companies. Affiliates of Mr. Gerald J. Ford also entered into leases for office space in the building.

These transactions were reviewed by the Audit Committee and approved by the disinterested members of the Board of Directors of Hilltop.

Gerald J. Ford, Chairman of the Board of Directors of Hilltop, is the sole member of Diamond HTH Stock Company GP, LLC. Diamond HTH Stock Company GP LLC is the sole general partner of Diamond HTH Stock Company, LP and Mr. Gerald J. Ford is the sole limited partner of Diamond HTH Stock Company, LP. The sole general partner of Diamond A Financial, L.P. is Diamond HTH Stock Company, LP and Turtle Creek Revocable Trust is a 1% limited partner of Diamond A Financial, L.P. Diamond A Financial, L.P. owns 23.9% of the outstanding Hilltop common stock as of April 25, 2023. Jeremy B. Ford, a director and the President and Chief Executive Officer of Hilltop, is the beneficiary of a trust that owns a 49% limited partnership interest in Diamond A Financial, L.P. The spouse of Corey G. Prestidge, Hilltop’s Executive Vice President, General Counsel and Secretary, is the beneficiary of a trust that also owns a 49% limited partnership interest in Diamond A Financial, L.P.

Jeremy B. Ford is the son of Gerald J. Ford. Mr. Prestidge is the son-in-law of Gerald J. Ford. Accordingly, Messrs. Jeremy B. Ford and Prestidge are brothers-in-law.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Cowboys Stadium Suite

In 2007, the Bank contracted with Cowboys Stadium, L.P., a company affiliated with the employer of Ms. Jones and that is beneficially owned by Ms. Jones and certain of her immediate family members, for the 20-year lease of a suite at Cowboys Stadium beginning in 2009. Pursuant to the lease agreement, Hilltop has agreed to pay Cowboys Stadium, L.P. annual payments of $500,000, subject to possible annual escalations, not to exceed 3% per year, beginning with the tenth year of the lease. In 2019, that lease of suite was assigned to Hilltop by the Bank. Hilltop paid approximately $563,000 under this lease in 2022.

Leases at The Star

In 2016, the Bank contracted with Frisco HQ Operations, L.P. and Bluestar Frisco Retail L.P., each of which is affiliated with the employer of Ms. Jones and beneficially owned by Ms. Jones and certain of her immediate family members, for the 10-year lease of office space and a Bank branch. Following an initial rent abatement period, the leases provide for annual base rent of an aggregate of approximately $383,000, which increases on a yearly basis thereafter to a maximum annual base rent of an aggregate of approximately $433,000.

Lee Lewis Construction

On August 10, 2020, Hilltop Securities contracted with Lee Lewis Construction to construct tenant improvements at its new headquarters in Dallas, Texas. Hilltop Securities awarded this contract to Lee Lewis Construction following a bid process. This project was completed in June 2021, and Hilltop Securities paid Lee Lewis Construction $14.5 million for the tenant improvements.

DTF Holdings, LLC

Mr. Sobel, a director of Hilltop, is the managing member of DTF Holdings, LLC. DTF Holdings, LLC has provided investment management services to the Company and its subsidiaries since June 2009 pursuant to an Investment Management Services Agreement. In accordance with the Investment Management Services Agreement, DTF Holdings, LLC is paid an annual fee of $425,000 and reimbursed for its out-of-pocket expenses related to such services. The Investment Management Services Agreement was terminated on June 30, 2020 in connection with sale of National Lloyds Corporation. Mr. Sobel became Chairman of Hilltop Securities in July 2019. Beginning in July 2020, Hilltop Securities pays Mr. Sobel annual fees of $425,000 for his services as Chairman of Hilltop Securities. DTF Holdings, LLC also provides investment management services to other entities related to Gerald J. Ford.

Employment of Certain Family Members

We currently employ, or during 2022 employed, a single family member of our officers and/or directors in the following capacity: Corey G. Prestidge, the brother-in-law of Jeremy B. Ford, our President and Chief Executive Officer, and the son-in-law of Gerald J. Ford, the Chairman of our Board, serves as Hilltop’s Executive Vice President, General Counsel and Secretary. Pursuant to our employment arrangement with this individual, during 2022, Corey G. Prestidge received total compensation for his services as an employee of $1,923,651.

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Indebtedness

The Bank has had, and may be expected to have in the future, lending relationships in the ordinary course of business with our directors and executive officers, members of their immediate families and affiliated companies in which they are employed or in which they are principal equity holders. In our management’s opinion, our prior or current lending relationships with these persons were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not related to us and do not involve more than normal collection risk or present other unfavorable features.

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PROPOSAL TWO —

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking stockholders to cast an advisory vote on the compensation of our named executive officers disclosed in “Executive Compensation — Compensation Discussion and Analysis” and “Executive Compensation — NEO Compensation” sections of this Proxy Statement. At our 2017 annual meeting of stockholders, our stockholders voted in favor of a proposal to hold an advisory vote on executive compensation each year. While this vote is a non-binding advisory vote, we value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions. An advisory vote to determine the frequency of future advisory votes on executive compensation will be conducted at this annual meeting.

We believe that our executive compensation programs effectively align the interests of our named executive officers with those of our stockholders by tying compensation to performance.

This annual vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. The vote is advisory and, therefore, not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

We are asking our stockholders to indicate their support for this Proposal Two and the compensation paid to our named executive officers as disclosed commencing on page 31 of this Proxy Statement by voting FOR, on a non-binding advisory basis, the following resolution:

“NOW, THEREFORE, BE IT RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers of the Company, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion related thereto.”

Vote Necessary to Approve, on a Non-Binding Advisory Basis, Executive Compensation

The affirmative vote of a majority of the votes cast on the matter is required to approve, on a non-binding advisory basis, our executive compensation. The Compensation Committee of the Board of Directors will review the results of this matter and will take the results into account in making future determinations concerning executive compensation. For purposes of the non-binding advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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PROPOSAL THREE —

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to Section 14A(a)(1) of the Exchange Act, we are asking stockholders to recommend, on an advisory basis, whether the advisory stockholder vote on the compensation of our named executive officers should occur every one, two or three years. While this vote is a non-binding advisory vote, we value the opinions of stockholders and will consider the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Our Board of Directors has determined that an annual advisory vote on executive compensation will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Our Board of Directors believes that an annual vote is, therefore, consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. At our annual meeting of stockholders in 2017, a majority voted in favor of holding an annual advisory vote on executive compensation. We currently hold this advisory vote every year.

We understand that our stockholders may have differing views as to which interval is the most appropriate for us to seek a non-binding advisory vote on executive compensation. Stockholders may cast their vote on the preferred voting frequency with respect to a non-binding advisory vote on executive compensation by choosing either one year, two years, three years or by abstaining from voting in response to the following resolution regarding the frequency of seeking non-binding advisory votes on executive compensation:

“FURTHER RESOLVED, that the option of once every one year, two years or three years that receives a majority of the votes cast, or if a majority of the votes cast is not cast for any option, then the option that receives the greatest number of votes cast, for this resolution will determine the preferred frequency with which the Company is to hold a stockholder vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as such compensation is disclosed in our annual meeting proxy statements in accordance with the rules and regulations of the SEC.”

The vote is advisory and, therefore, not binding on the Company, the Board of Directors or the Compensation Committee of the Board of Directors.

We anticipate that the next advisory vote on the frequency of stockholder advisory votes on executive compensation will occur at the 2029 annual meeting of stockholders.

The proxy card and other voting procedures provide stockholders with the opportunity to choose among four options (holding the vote every year, every two years or every three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF EVERY “1 YEAR” AS THE PREFERRED FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION.

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PROPOSAL FOUR —

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as our independent registered public accounting firm during 2022 and has been selected to serve in that capacity for 2023, unless the Audit Committee of the Board of Directors subsequently determines that a change is desirable. While stockholder ratification is not required for the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the selection is being submitted for ratification at the Annual Meeting, solely with a view toward soliciting our stockholders’ opinion. This opinion will be taken into consideration by the Audit Committee in its future deliberations.

A representative of PricewaterhouseCoopers LLP is expected to be at our Annual Meeting to respond to appropriate questions and, if PricewaterhouseCoopers LLP desires, to make a statement.

Vote Necessary to Ratify the Appointment

The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023 will be ratified if this proposal receives the affirmative vote of a majority of the votes cast on the matter. With respect to this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum. Under applicable rules, a broker will have the authority to vote on this proposal in the absence of instructions from the beneficial owner of the relevant shares.

Report of the Audit Committee

The Audit Committee of the Board of Directors of Hilltop Holdings Inc. currently consists of three directors and operates under a written charter adopted by the Board of Directors. Hilltop considers all members of the Audit Committee to be independent as defined by the applicable NYSE listing standards and SEC regulations. Management is responsible for Hilltop’s internal controls and the financial reporting process. PricewaterhouseCoopers LLP, Hilltop’s independent registered public accounting firm, is responsible for performing an independent audit of Hilltop’s consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee’s responsibility is to monitor and oversee the financial reporting process.

In this context, the Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements for the year ended December 31, 2022, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and PricewaterhouseCoopers LLP’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with PricewaterhouseCoopers LLP the issue of its independence from the Company. The Audit Committee also concluded

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PROPOSAL FOUR — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

that PricewaterhouseCoopers LLP’s provision of audit and non-audit services to the Company and its affiliates is compatible with PricewaterhouseCoopers LLP’s independence.

Based upon the Audit Committee’s review of the audited consolidated financial statements and its discussion with management and PricewaterhouseCoopers LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

This report has been furnished by the members of the Audit Committee.

Tracy A. Bolt (Chairman)	J. Markham Green	A. Haag Sherman

Independent Auditor’s Fees

For the fiscal years ended December 31, 2022 and 2021, the total fees paid to our independent registered public accounting firm, PricewaterhouseCoopers LLP, were as follows:

	Fiscal Year Ended
	2022	2021
Audit Fees	$4,820,530	$4,682,000
Audit-Related Fees	294,110	279,500
Tax Fees	—	—
All Other Fees	5,250	2,700
Total	$5,119,890	$4,964,200

Audit Fees

Represents fees billed for the audits of our consolidated financial statements and effectiveness of internal control over financial reporting as of and for the years ended December 31, 2022 and 2021, reviews of our interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, audits and related services required for certain of our subsidiaries, and consultations related to miscellaneous SEC and financial reporting matters.

Audit-Related Fees

In 2022 and 2021 these fees primarily related to procedures associated with recently issued accounting standards and attestation reports required under various services agreements and statutory and regulatory requirements.

Tax Fees

No tax fees were incurred during 2022 or 2021.

All Other Fees

In 2022 and 2021, these fees related to an annual renewal of software licenses for accounting research software.

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OUR
PROPOSAL FOUR — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by PricewaterhouseCoopers LLP to ensure that the work does not compromise its independence in performing its audit services. The Audit Committee also reviews and pre-approves all audit services. In some cases, pre-approval is provided by the full committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. The Audit Committee pre-approved all fees noted above for 2022 and 2021.

The pre-approval policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. No services were provided by PricewaterhouseCoopers LLP during either 2022 or 2021 that fell under this provision.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

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STOCKHOLDER PROPOSALS FOR 2024

Stockholder proposals intended to be presented at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices no later than 5:00 p.m., Dallas, Texas local time, on January 12, 2024 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2024 Proxy Statement and proxy. However, pursuant to such rule, if the 2024 Annual Meeting is not held within 30 days of July 20, 2024, then a stockholder proposal submitted for inclusion in our Proxy Statement for the 2024 Annual Meeting must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2024 Annual Meeting.

In order for director nominations and proposals of stockholders made outside the processes of Rule 14a-8 under the Exchange Act to be considered “timely” for purposes of Rule 14a-4(c) under the Exchange Act and pursuant to our current bylaws, the nomination or proposal must be received by us at our principal executive offices not before December 30, 2023 and not later than 5:00 p.m. Dallas, Texas local time, on January 29, 2024; provided, however, that in the event that the date of the 2024 annual meeting is advanced by more than 30 days or delayed by more than 60 days from July 20, 2024, notice by the stockholder in order to be timely must be received no earlier than the 120th day prior to the date of the 2024 annual meeting and not later than 5:00 p.m. Dallas, Texas local time, on the later of the 90th day prior to the date of the 2024 annual meeting or, if the first public announcement of the 2024 Annual Meeting is less than 100 days prior to the date of the 2024 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2024 annual meeting is first made. Stockholders are advised to review our charter and bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations, copies of which are available without charge upon request to our corporate Secretary at the address listed within the section titled “Additional Information — Who can help answer my questions?”

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Hilltop’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 21, 2024, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the registrant.

OTHER MATTERS

Our Board of Directors knows of no other matters that have been submitted for consideration at this Annual Meeting. If any other matters properly come before our stockholders at this Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent in their discretion.

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MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one set of proxy materials will be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed by writing to Investor Relations, Hilltop Holdings Inc., 6565 Hillcrest Avenue, Dallas, Texas 75205, or by calling (214) 855-2177. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT IS INCLUDED WITH THIS PROXY STATEMENT BUT SHALL NOT BE DEEMED TO BE SOLICITATION MATERIAL. A COPY OF THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ALSO IS AVAILABLE WITHOUT CHARGE FROM OUR COMPANY WEBSITE AT WWW.HILLTOP-HOLDINGS.COM OR UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, HILLTOP HOLDINGS INC., 6565 HILLCREST AVENUE, DALLAS, TEXAS 75205.

ADDITIONAL INFORMATION

Why am I receiving these proxy materials?

The Board of Directors of Hilltop, or the Board of Directors, has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our 2023 Annual Meeting of Stockholders, or the Annual Meeting, which will take place virtually at 10:00 a.m. (Dallas, Texas local time) on Thursday, July 20, 2023, at www.virtualshareholdermeeting.com/HTH2023. This Proxy Statement describes matters on which you, as a stockholder, are entitled to vote. This Proxy Statement also gives you information on these matters so that you can make an informed decision with respect to your vote.

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Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the Internet. Accordingly, on or about May 24, 2023, we will provide a Notice of Internet Availability of Proxy Materials, or the Notice, to selected stockholders of record and beneficial owners. These stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●	view our proxy materials for the Annual Meeting on the Internet;
●	vote your shares after you have viewed our proxy materials;
●	register to attend the meeting virtually;
●	request a printed copy of the proxy materials; and
●	instruct us to send our future proxy materials to you electronically by email.

Copies of the proxy materials are available for viewing at www.proxyvote.com.

You may have received proxy materials by email. Even if you received a printed copy of our proxy materials, you may choose to receive future proxy materials by email. Choosing to receive your future proxy materials by email will lower our costs of delivery and will reduce the environmental impact of printing and distributing our proxy materials. If you choose to receive our future proxy materials by email, you will receive an email next year with instructions containing a link to view those proxy materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it or for so long as the email address provided by you is valid.

What am I voting on?

At the Annual Meeting, stockholders will be asked to:

●	Elect seventeen directors to serve on our Board of Directors until the 2024 annual meeting of stockholders or until their successors are duly elected and qualified;
●	Conduct a non-binding advisory vote to approve executive compensation;
●	Conduct a non-binding advisory vote on the frequency of stockholder advisory votes on executive compensation;

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ADDITIONAL INFORMATION

●	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023; and
●	Transact any other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Who is entitled to vote?

Holders of record of our common stock at the close of business on April 25, 2023 are entitled to vote at the Annual Meeting. With respect to each matter presented, a stockholder is entitled to cast one vote for each share of common stock owned at the close of business on April 25, 2023. Our stockholders are not entitled to cumulative voting rights, and dissenters’ rights are not applicable to the matters being voted upon.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

●	Virtually. Virtually attend the annual meeting as an authenticated shareholder and cast your vote online during the virtual meeting.
●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com. Have your proxy card or Notice in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
●	Via Telephone. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.
●	Via Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by marking, signing and dating the proxy card and sending it back in the envelope provided.

If you are the beneficial owner of shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. New York Stock Exchange, or NYSE, rules prohibit your broker from voting for the election of directors, the approval of executive compensation, and the selection of the frequency of stockholder votes on executive compensation on your behalf without specific voting instructions from you. Many brokers allow stockholders to provide voting instructions by mail, telephone and the Internet.

How do proxies work?

Our Board of Directors is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director candidates or withhold your vote as to one or more director candidates, and you may vote for or against, or abstain from voting on, executive compensation and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023. For the frequency of advisory votes on executive compensation, you may vote every 1 year, 2 years or 3 years.

If you are a stockholder of record and (a) you indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors or (b) you sign and return the enclosed proxy card but do not specify

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ADDITIONAL INFORMATION

how your shares are to be voted, your shares will be voted FOR the election of all of our director candidates, FOR the approval, on a non-binding advisory basis, of our executive compensation, every 1 YEAR, on a non-binding advisory basis, for the frequency of stockholder advisory votes on executive compensation, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

If you are the beneficial owner of shares held by a broker or other nominee, also referred to as held in “street name,” and you do not provide such broker or nominee with specific voting instructions, under the rules promulgated by the NYSE, the broker or nominee that holds your shares may generally vote on “routine” matters at its discretion, but cannot vote on “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that broker or nominee will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares, which is generally referred to as a “broker non-vote.”

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or other nominee, you also may receive materials from them asking how you want those shares voted. To be sure that all of your shares are voted, we encourage you to respond to each request you receive.

Which matters are considered “routine” or “non-routine”?

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023 is considered a “routine” matter. A broker or other nominee may generally vote on routine matters and, therefore, no broker non-votes are expected to exist with respect to this matter. All other matters set forth in this Proxy Statement are matters that we believe will be designated “non-routine” matters. A broker or other nominee cannot vote without instructions on non-routine matters and, therefore, there may be broker non-votes on all matters other than the ratification of the appointment of PricewaterhouseCoopers LLP.

Can I change my vote or revoke my proxy after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting (or before any earlier deadline specified in the Notice or the proxy card) by (a) voting again via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), (b) signing and returning a new proxy card with a later date or creating a new electronic voting instruction form with a later date or (c) attending the Annual Meeting virtually and voting during the meeting. Your virtual attendance at the Annual Meeting, however, will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering, prior to the Annual Meeting, a written notice of revocation to the corporate Secretary at the address listed within the “Who can help answer my questions?” subsection below.

Will my shares be voted if I don’t sign a proxy?

If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or attend the Annual Meeting virtually and vote during the meeting. Under certain conditions, shares that you own that are held by a broker or nominee may be voted even if you do not provide voting instructions to the broker or nominee. As discussed above under “Additional Information — How do proxies work?”, brokerage firms have the authority under applicable rules to vote on certain “routine” matters, including the ratification of the appointment of auditors.

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ADDITIONAL INFORMATION

What constitutes a quorum?

In order to carry on the business of the Annual Meeting, a quorum must be present. This means that the holders of at least a majority of the outstanding shares eligible to be cast at such meeting , or any matter must be represented at the Annual Meeting, either in person or by proxy. Any shares that we hold for our own benefit may not be voted and are not counted in the total number of outstanding shares eligible to be voted. Both abstentions and broker non-votes (described above) are counted as present for purposes of determining the presence of a quorum. On April 25, 2023, we had 65,023,881 shares of common stock outstanding.

How many votes are needed for approval?

Election of Directors

The seventeen director candidates receiving the highest number of affirmative votes, or a plurality, will be elected as directors. For purposes of the election of directors, withheld votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum. Stockholders may not cumulate votes in the election of directors.

Advisory Vote to Approve Executive Compensation

The affirmative vote of a majority of the votes cast on the matter is required to approve, on a non-binding advisory basis, our executive compensation. The Compensation Committee of the Board of Directors will review the results of this advisory vote and will take the results into account in making future determinations concerning executive compensation. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum.

Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

The affirmative vote of a majority of the votes cast on the matter is required to approve, on an advisory basis, the frequency of stockholder advisory votes on executive compensation. The Compensation Committee of the Board of Directors will review the results of this matter and will take the results into account in making future determinations concerning the frequency of stockholder advisory votes on executive compensation. For purposes of the advisory vote on the frequency of stockholder advisory votes on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum.

Ratification of Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023 will be ratified if this proposal receives the affirmative vote of a majority of the votes cast on the matter. Brokers have the authority to vote on this proposal in the absence of contrary instructions from a beneficial owner. If this appointment is not ratified by our stockholders, the Audit Committee may reconsider its selection of PricewaterhouseCoopers LLP. With respect to this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining a quorum. Because it is a routine matter, we do not expect any broker non-votes with respect to this proposal.

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Who conducts the proxy solicitation?

Our Board of Directors is soliciting the proxies, and we will bear all costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the Notice. Copies of proxy materials will be furnished to banks, brokerage houses and other agents and nominees holding shares in their names that are beneficially owned by others so that they may forward the proxy materials to those beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the proxy materials to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all proxy materials to the beneficial owners of the shares that they hold of record. Certain of our officers and employees also may solicit proxies on our behalf by mail, email, phone or fax or in person.

How can I virtually attend the Annual Meeting?

Virtual attendance at the Annual Meeting will be limited to stockholders of record at the close of business on April 25, 2023 (or their authorized representatives). The Annual Meeting will be a virtual-only meeting conducted exclusively via live webcast. There will not be a physical location for the meeting, and you will not be able to attend the meeting in person. Shareholders will need to use the 16-digit control number on their notice of internet availability, proxy card or voting instruction form in order to log into www.virtualshareholdermeeting.com/HTH2023.

We encourage you to access the Annual Meeting prior to the start time. Please allow ample time for online check-in, which will begin at 9:45 a.m. Central Daylight Time on July 20, 2023. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneficial owner (and thus hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.

How Can I Vote During the Meeting?

Shareholders should follow the instructions at www.virtualshareholdermeeting.com/HTH2023 to vote during the Annual Meeting. Voting online during the meeting will replace any previous votes you submitted via telephone, internet or mail prior to the meeting

Who can help answer my questions?

If you have questions or need more information about the Annual Meeting, you may contact the corporate Secretary at our principal executive office:

Corporate Secretary
Hilltop Holdings Inc.
6565 Hillcrest Avenue
Dallas, Texas 75205

Phone: 214.855.2177

We also invite you to visit our website at www.hilltop-holdings.com

HILLTOP HOLDINGS 2023 Proxy Statement	93

Annex A

Reconciliation of Tangible Common Equity and Tangible Book Value Per Share
($ '000, except per share amounts)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022
Total Stockholders' Equity	$2,323,939	$2,419,185	$2,470,281	$2,476,371	$2,522,668	$2,463,933	$2,029,577	$2,031,811	$2,036,924
Less:
Goodwill	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447
Other intangible assets, net	20,364	19,035	17,705	16,455	15,284	14,233	13,182	12,209	11,317
Tangible Common Equity	$2,036,128	$2,132,703	$2,185,129	$2,192,469	$2,239,937	$2,182,253	$1,748,948	$1,752,155	$1,758,160
Shares outstanding as of period end	82,185	82,261	81,153	78,959	78,965	79,439	64,576	64,591	64,685
Book Value Per Share (Common Stockholders' Equity / Shares Outstanding)	$28.28	$29.41	$30.44	$31.36	$31.95	$31.02	$31.43	$31.46	$31.49
Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding)	$24.77	$25.93	$26.93	$27.77	$28.37	$27.47	$27.08	$27.13	$27.18

A-1

6565 Hillcrest Avenue

Dallas, Texas 75205

Telephone: (214) 855-2177

Facsimile: (214) 855-2173

HILLTOP HOLDINGS INC.
6565 HILLCREST AVENUE
DALLAS, TX 75205

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

During The Meeting - Go to **www.virtualshareholdermeeting.com/HTH2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

V15336-P93189

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

HILLTOP HOLDINGS INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) Rhodes R. Bobbitt
02) Tracy A. Bolt
03) J. Taylor Crandall
04) Hill A. Feinberg
05) Gerald J. Ford
06) Jeremy B. Ford
07) J. Markham Green
08) Charlotte Jones
09) Lee Lewis
10) Andrew J. Littlefair
11) Tom C. Nichols
12) W. Robert Nichols, III
13) Kenneth D. Russell
14) A. Haag Sherman
15) Jonathan S. Sobel
16) Robert C. Taylor, Jr.
17) Carl B. Webb

The Board of Directors recommends you vote FOR proposals 2, 4 and 1 YEAR on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. Non-binding advisory vote on the frequency of stockholder advisory votes on executive compensation.	☐	☐	☐	☐

	For	Against	Abstain
4. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2023 fiscal year.	☐	☐	☐

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 21, 2021 for shares held directly and by 11:59 P.M. Eastern Time on July 19, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. HILLTOP HOLDINGS INC. 6565 HILLCREST AVENUE DALLAS, TX 75205 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 21, 2021 for shares held directly and by 11:59 P.M. Eastern Time on July 19, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D53756-P57885 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HILLTOP HOLDINGS INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: ! ! ! 01) 02) 03) 04) 05) 06) 07) 08) 09) 10) Rhodes R. Bobbitt Tracy A. Bolt J. Taylor Crandall Charles R. Cummings Hill A. Feinberg Gerald J. Ford Jeremy B. Ford J. Markham Green William T. Hill, Jr. Charlotte Jones 11) Lee Lewis 12) Andrew J. Littlefair 13) Tom C. Nichols 14) W. Robert Nichols, III 15) Kenneth D. Russell 16) A. Haag Sherman 17) Jonathan S. Sobel 18) Robert C. Taylor, Jr. 19) Carl B. Webb For ! ! Against ! ! Abstain ! ! The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Non-binding advisory vote to approve executive compensation. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2021 fiscal year. The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2020 are available at www.proxyvote.com. D53757-P57885 HILLTOP HOLDINGS INC. Annual Meeting of Stockholders July 22, 2021 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Corey G. Prestidge and Jeremy B. Ford, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HILLTOP HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Dallas, Texas local time on July 22, 2021, at 6565 Hillcrest Avenue, 5th floor, Dallas, TX 75205, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side